                                                                   EXHIBIT 10.1


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                            WINN-DIXIE STORES, INC.

                           PROFIT SHARING/401(K) PLAN

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                                                            AMENDED AND RESTATED
                                                                JANUARY 30, 2002

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                                AMENDMENT NO. 1
                                     TO THE
                            WINN-DIXIE STORES, INC.
                           PROFIT SHARING/401(k) PLAN
                   (as amended and restated January 30, 2002)


         Pursuant to Article X of the Winn-Dixie Stores, Inc. Profit Sharing/401(k) Plan (the "Plan"), the Plan is hereby amended, effective as of January 1, 2002, unless otherwise provided herein, to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The provisions reflecting EGTRRA are intended as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder:

         1. Article I, Section 16 - Article I, Section 16 is amended by deleting subsections (b), (c) and (d) thereof and creating a new subsection (b) to read as follows:

                  (b) Effective as of January 1, 2002, Compensation taken into account under the Plan may not exceed Two Hundred Thousand Dollars ($200,000) per Plan Year, as adjusted for cost of living increases in accordance with Code ss. 401(a)(17)(B) Compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the "determination period"). The cost of living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

         2. Article I, Section 19 - Article I, Section 19 is amended by deleting the last sentence thereof.

         3. Article I, Section 24 - Article I, Section 24 is amended, effective as of January 1, 2003, by deleting the second and third sentences thereof and replacing them with the following:

                  A Participant will be deemed to be disabled if such Participant is determined to be disabled under the Winn-Dixie Stores, Inc. Long Term Disability Plan, as amended from time to time.

         4. Article I, Section 32 - Article I, Section 32 is amended by adding to the end thereof the following:

                  Effective for distributions made after December 31, 2001, an Eligible Retirement Plan shall also mean an annuity contract described in IRC ss. 403(b) and an eligible plan


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         under IRC ss. 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentaliTy of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from the Plan. Effective January 1, 2002, the definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in IRC ss. 414(p).

         5. Article I, Section 33 - Article I, Section 33 is amended by adding to the end thereof the following:

                  For purposes hereof, any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

         6. Article III, Section A - Article III, Section A is amended by deleting the phrase "or on any prior distribution date" in the second parenthetical of paragraphs 1 and 2, and adding the following sentence at the end of paragraph 2:

                  For purposes of the $5,000 small benefit distribution provisions of this Section A, the value of a Member's total Benefit Accounts shall be determined without regard to that portion of such Benefits Accounts that is attributable to such Member's Rollover Contributions Account.

         7. Article III, Section B - Article III, Section B is amended by deleting the phrase "or on any prior distribution date" in the second parenthetical of paragraphs 1 and 2, and adding the following sentence at the end of paragraph 2 thereof:

                  For purposes of the $5,000 small benefit distribution provisions of this Section B, the value of a Member's total Benefit Accounts shall be determined without regard to that portion of such Benefits Accounts that is attributable to such Member's Rollover Contributions Account.

         8. Article III, Section C - Article III, Section C is amended by deleting the phrase "or on any prior distribution date" in the second parenthetical of paragraphs 1 and 2, and adding the following sentence at the end of paragraph 2:

                  For purposes of the $5,000 small benefit distribution provisions of this Section C, the vested portion of the value of a Member's total Benefit Accounts shall be determined without regard to that portion of such Benefits Accounts that is attributable to such Member's Rollover Contributions Account.


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         9.       Article III, Section D - Article III, Section D is amended by deleting the phrase "or any prior" in the second parenthetical of paragraph 1, and adding the following sentence at the end of paragraph 2:

                  For purposes of the $5,000 small benefit distribution provisions of this Section D, the vested portion of the value of a Member's total Benefit Accounts shall be determined without regard to that portion of such Benefits Accounts that is attributable to such Member's Rollover Contributions Account.

         10. Article III, Section J - Article III, Section J is amended, effective as of January 1, 2003, by deleting in its entirety paragraph 5(b) thereof.

         11. Article III, Section M - Article III, Section M is amended by deleting the parenthetical providing "(or any prior distribution date)" in the last sentence thereof and by adding the following sentence at the end thereof:

                  For purposes of the $5,000 small benefit distribution provisions of this Section M, the value of an Alternate Payee's benefit accounts shall be determined without regard to that portion of such benefit accounts that is attributable to a Participant's Rollover Contributions Account.

         12. Article V, Section A - Section A of Article V is amended by deleting the text of paragraph 1 thereof and replacing it with the following:

                  Effective January 1, 2003, each participant may elect to reduce his Compensation, subject to paragraph 5, Section A of Article V and Section E of Article VI, by a percentage (expressed as a whole integer) or whole dollar amount of the Compensation paid to him. Notwithstanding the above, the amount that Highly Compensated Employees will be permitted to reduce their Compensation may be limited by the Administrative Committee, to the extent it determines, in its sole discretion, that such limitation is necessary to meet the discrimination requirements of the Code.

         13. Article V, Section A - Section A of Article V is further amended by adding to paragraph 5 thereof a new subparagraph (d) to read as follows:

                  (d) Effective for Plan Years beginning on or after January 1, 2002, no Participant shall be permitted to have Before-Tax Contributions made under the Plan, and/or any "elective deferrals" (as defined in IRC ss. 402(g)(3)) under any other qualified plan maintained by an Employer or any Affiliates, during any taxable year in excess of the dollar limitation contained in IRC ss. 402(g) in effect at the beginning of such taxable year, except to the extent permitted under Article V, Section E and any reference in this Article V, Section A, to the $7,000 limit previously contained in IRC ss. 402(g)(3) shall be deemed to refer to the limitation established in this subparagraph.


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         14.      Article V, Section D - Article V, Section D, is amended by adding to the end of paragraph 3 thereof the following:

                  Effective January 1, 2002, a Rollover Contribution shall include (I) a distribution to a Participant as the surviving spouse of a participant in another plan Qualified Plan, or as a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in IRC ss.414(p), under another Qualified Plan and
         (ii) a Participant rollover contribution of the portion of a distribution from an individual retirement account described in IRC 408(a) that is eligible to be rolled over and would otherwise be includible in gross income.

         15. Article V, Section E - Article V, Section E, is amended in its entirely to read as follows:

                  Notwithstanding the foregoing, effective as of January 1, 2002, all Employees who are eligible to make Before-Tax Contributions under the Plan and who have attained or will attain age fifty (50) before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, IRC ss. 414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of IRC ss.ss. 402(g) and 415, as applicable. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of IRC ss. 401(k)(3), 401(k)(11), 402(k)(12), 410(b) or 416, as applicable, by reason of the making of such catch-up contributions. Catch-up contributions shall be treated as Before-Tax Contributions for all other purposes of the Plan, except that no Matching Contributions shall be made with respect to any catch-up contributions.

         16. Article VI, Section E - Article VI, Section E is amended by deleting in its entirety paragraph (1) thereof and replacing it with the following:

                  Except as provided in Section E of Article V, the total Annual Defined Contribution Additions to the Plan on behalf of any Participant for any Limitation Year shall not exceed the lesser of (a) $40,000 (as adjusted for increases in the cost-of-living under IRC ss. 415(d)), or (b) 100% of the Participant's Limitation Compensation for such Limitation Year.

         17. Article VI, Section F - Article VI, Section F, is amended by adding to the end of paragraph (1) thereof the following language:

                  Notwithstanding anything herein, effective as of January 1, 2002, the multiple-use test described in Treasury Regulation Section 1.401(m)-2 shall not apply for Plan Years beginning after December 31, 2001.


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         18.      Article VI, Section G - Article VI, Section G, is amended by adding to the end of paragraph (1) thereof the following language:

                  Notwithstanding anything herein, effective as of January 1, 2002, the multiple-use test described in Treasury Regulation Section 1.401(m)-2 shall not apply for Plan Years beginning after December 31, 2001.

         19. Article XIII, Section A - Article XIII, Section A is amended by deleting in its entirety paragraph 3 and replacing it with the following

                  For purposes of this Article, required aggregation group means all plans of the Company and Affiliates satisfying the requirements of IRC ss. Section 401(a) which are required to be aggregated with the Plan pursuant to IRC ss. 416(g)(2)(A)(i).

         20. Article XIII, Section A - Article XIII, Section A is further amended by deleting in its entirety paragraph 4 and replacing it with the following

                  For purposes of this Article, permissive aggregation group means all plans of the Company and Affiliates which the Administrative Committee elects to aggregate with the Plan pursuant to IRC ss. 416(g)(2)(A)(ii), including any other plan as elected by the Administrative Committee that satisfies the requirements of IRC ss.ss. 401(a)(4) and 410 when considered together with the plans required to be aggregated as described above. A terminated or frozen plan shall be treated as part of an aggregation group only in accordance with Treasury Department regulations.

         21. Article XIII, Section A - Article XIII, Section A is hereby further amended by deleting in its entirety paragraph 5 and replacing it with the following:

                  For purposes of this Article, the amount of the account of any Participant who has not performed services for an employer maintaining the plan at any time during the 1-year period ending on the applicable Determination Date or with respect to a Participant who is not a Key Employee for a Plan Year, although such person was a Key Employee in a prior Plan Year, shall not be considered.

         22. Article XIII, Section A - Article XIII, Section A is hereby further amended by deleting in its entirety paragraph 6 and replacing it with the following:

                  For purposes of this Article, the amount of the account of any Participant shall also include, to the extent not otherwise included, any amounts distributed to the Participant or the Participant's Beneficiary during the Plan Year under the Plan and any plan aggregated with the Plan under IRC ss. 416(g)(2), during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under IRC ss. 416(g)(2)(A)(i). In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

         23. Article XIII, Section A - Article XIII, Section A is further amended by deleting paragraph 7 in its entirety.

         24. Article XIII, Section A - Article XIII, Section A is hereby further amended by deleting in its entirety paragraph 8 and replacing it with the following:

                  8. Key Employee - Effective January 1, 2002, any Employee or former Employee (including a deceased Employee) of an Employer or any Affiliates who at any time during the Plan Year that includes the Determination Date was:

                           (i) an officer of the Employer or any Affiliate having annual compensation greater than $130,000 (as adjusted under IRC ss. 416(i)(1) for Plan Years beginning after December 31, 2002);

                           (ii)     a 5% owner; or

                           (iii) a 1% owner having annual compensation from an Employer or any Affiliate in excess of $150,000.

         For this purpose, annual compensation means compensation within the meaning of IRC ss. 415(c)(3). The determination of who is a Key Employee will be made in accordance with IRC ss. 416(i)(l) and the applicable regulations and other guidance of general applicability issued thereunder.

         25. Article XIII, Section B - Article XIII, Section B is hereby amended by adding to the end thereof the following:

                  Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of IRC ss. 416(c)(2) and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the Actual Contribution Percentage test and other requirements of IRC ss. 401(m).


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                               TABLE OF CONTENTS

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                                                                                                               PAGE

ARTICLE I         DEFINITIONS.....................................................................................1

ARTICLE II        PARTICIPATION..................................................................................12

   A.    ADMISSION AS A PARTICIPANT..............................................................................12
   B.    RULES FOR CREDITING YEARS OF EMPLOYMENT.................................................................12
   C.    TERMINATION OF PARTICIPATION............................................................................13
   D.    CREDITED SERVICE FOR FORMER GOODING'S EMPLOYEES.........................................................13
   E.    CREDITED SERVICE FOR FORMER JITNEY EMPLOYEES............................................................13
   F.    CREDITED SERVICE FOR FORMER BI-LO EMPLOYEES.............................................................13

ARTICLE III       AMOUNTS AND PAYMENT OF BENEFITS................................................................14

   A.    DISTRIBUTION UPON NORMAL OR DISABILITY RETIREMENT, DEATH, ETC...........................................14
   B.    DISTRIBUTION UPON OTHER TERMINATION OF EMPLOYMENT AFTER FULL VESTING....................................14
   C.    DISTRIBUTION UPON NONVESTED TERMINATION OF EMPLOYMENT...................................................15
   D.    METHOD OF DISTRIBUTIONS.................................................................................16
   E.    LIMITATION ON COMMENCEMENT OF BENEFITS..................................................................17
   F.    AGE 70 1/2 BENEFIT COMMENCEMENT.........................................................................18
   G.    BENEFICIARIES...........................................................................................18
   H.    SPECIAL RULES FOR MEMBERS AND BENEFICIARIES WHO CANNOT BE LOCATED.......................................19
   I.    WITHHOLDING TAXES.......................................................................................19
   J.    HARDSHIP WITHDRAWALS....................................................................................19
   K.    FORFEITURES.............................................................................................20
   L.    RESTORATION OF FORFEITURES..............................................................................21
   M.    DISTRIBUTION TO ALTERNATE PAYEE UNDER A QDRO............................................................21
   N.    TRANSFERRED AMOUNTS.....................................................................................21
   O.    DISTRIBUTION NOTICE AND ELECTION PERIOD.................................................................24
   P     DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS......................................................24

ARTICLE IV        VESTING........................................................................................25

   A.    VESTING PERCENTAGE......................................................................................25
   B.    RULES FOR CREDITING YEARS OF SERVICE....................................................................26

ARTICLE V         CONTRIBUTIONS..................................................................................28

   A.    BEFORE-TAX CONTRIBUTIONS................................................................................28
   B.    EMPLOYER CONTRIBUTIONS..................................................................................29
   C.    MATCHING CONTRIBUTIONS..................................................................................30
   D.    ROLLOVER CONTRIBUTIONS..................................................................................30
   E.    CATCH-UP CONTRIBUTIONS..................................................................................30

ARTICLE VI        ACCOUNTS AND ALLOCATIONS.......................................................................32

   A.    ACCOUNTS................................................................................................32
   B.    ALLOCATION OF CONTRIBUTIONS.............................................................................32
   C.    ALLOCATION OF FORFEITURES...............................................................................33
   D.    VALUATION OF ACCOUNTS...................................................................................33
   E.    LIMITATIONS ON ALLOCATIONS..............................................................................33
   F.    LIMITATION ON MATCHING CONTRIBUTIONS....................................................................35
   G.    LIMITATION ON BEFORE-TAX CONTRIBUTIONS..................................................................36

ARTICLE VII       INVESTMENT FUND................................................................................39

   A.    INVESTMENT FUND.........................................................................................39


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
   B.    VALUATION AND ALLOCATION OF EXPENSES....................................................................39
   C.    ALLOCATION OF EARNINGS AND LOSSES.......................................................................40

ARTICLE VIII      FIDUCIARIES....................................................................................41

   A.    NAMED FIDUCIARIES.......................................................................................41
   B.    EMPLOYMENT OF ADVISORS..................................................................................41
   C.    MULTIPLE FIDUCIARY CAPACITIES...........................................................................41
   D.    INDEMNIFICATION.........................................................................................41

ARTICLE IX        PLAN ADMINISTRATION............................................................................42

   A.    THE ADMINISTRATIVE COMMITTEE............................................................................42
   B.    POWERS, DUTIES, ETC. OF THE ADMINISTRATIVE COMMITTEE....................................................42
   C.    INVESTMENT MANAGERS.....................................................................................43
   D.    THE TRUSTEE.............................................................................................43
   E.    COMPENSATION............................................................................................44
   F.    INVESTMENT IN QUALIFYING EMPLOYER PROPERTY..............................................................44
   G.    DELEGATION OF RESPONSIBILITY............................................................................44
   H.    CLAIMS PROCEDURE........................................................................................44

ARTICLE X         AMENDMENT......................................................................................46

ARTICLE XI        DISCONTINUANCE OF CONTRIBUTIONS AND TERMINATION OF THE PLAN....................................47

   A.    RIGHT OF THE COMPANY TO TERMINATE THE PLAN OR DISCONTINUE CONTRIBUTIONS.................................47
   B.    DETERMINATION OF DATE OF COMPLETE OR PARTIAL TERMINATION OR COMPLETE  DISCONTINUANCE OF CONTRIBUTIONS...47
   C.    EFFECT OF COMPLETE OR PARTIAL TERMINATION OR COMPLETE DISCONTINUANCE OF  CONTRIBUTIONS..................47

ARTICLE XII       MISCELLANEOUS PROVISIONS.......................................................................49

   A.    EXCLUSIVE BENEFIT OF PARTICIPANTS.......................................................................49
   B.    PLAN NOT A CONTRACT OF EMPLOYMENT.......................................................................49
   C.    SOURCE OF BENEFITS......................................................................................49
   D.    BENEFITS NOT ASSIGNABLE.................................................................................49
   E.    BENEFITS PAYABLE TO MINORS, INCOMPETENTS AND OTHERS.....................................................50
   F.    MERGER..................................................................................................50
   G.    PARTICIPATION IN THE PLAN BY AN AFFILIATE...............................................................50
   H.    EXPENSES................................................................................................51
   I.    BENEFITS UNDER OTHER PLANS..............................................................................51
   J.    CONTROLLING LAW.........................................................................................51
   K.    NO AGE LIMIT............................................................................................51
   L.    UNIFORMED SERVICES EMPLOYMENT AND RE-EMPLOYMENT RIGHTS ACT..............................................51

ARTICLE XIII      TOP-HEAVY PROVISIONS...........................................................................52

   A.    DETERMINATION OF TOP-HEAVY STATUS.......................................................................52
   B.    MINIMUM BENEFITS........................................................................................53
   C.    MAXIMUM COMPENSATION....................................................................................53
   D.    MINIMUM VESTING.........................................................................................53

                                   ARTICLE I

                                  Definitions


1. Account Value: The value of a Participant's Employer Contributions Account, Before-Tax Contributions Account and/or Matching Contributions Account, as the case may be, determined as of any Valuation Date.

2. Actual Deferral Percentage: The ratio (expressed as a percentage) of Before-Tax Contributions, Qualified Employer Deferral Contributions and, as the Administrative Committee deems necessary, Matching Contributions on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Deferral Compensation for the Plan Year.

3. Administrative Committee: The committee appointed pursuant to the provisions of Section A of Article IX hereof.

4. Affiliate: Any corporation (other than the Company) which is a member of a "controlled group of corporations" (as that term is defined in IRC ss. 414(b)) of which the Company is a member, and any trade or business under "common control" (as that term is defined in IRC ss. 414(c)) with the Company or any organization which is a member of the same affiliated service group (as that term is defined in IRC ss. 414(m)) with the Company.

5. Alternate Payee: The spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having right to receive all, or a portion of, the benefits payable under the Plan to the Participant.

6. Amendment Effective Date: June 15, 2000, except as otherwise provided herein.

7. Annual Defined Contribution Addition: For each Participant, for any Limitation Year, the sum of:

         (a) contributions made by any Controlled Group Member allocable with respect to such Participant under any Defined Contribution Plans;

         (b) contributions made by such Participant to any Defined Contribution Plans; and

         (c) forfeitures allocable with respect to such Participant under any Defined Contribution Plans.

A reinstatement of forfeitures upon a Participant's reemployment shall not be included in the Annual Defined Contribution Addition.

8. Average Actual Deferral Percentage: The average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants as a group.

9. Average Contribution Percentage: The average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants as a group.

10. Before-Tax Contributions: The contributions made by an Employer on behalf of a Participant pursuant to the Participant's election to reduce his Compensation as described in Section A of Article V hereof.

11. Before-Tax Contributions Account: The account established pursuant to Section A of Article VI to which such Participant's Before-Tax Contributions are allocated.

12. Beneficiary: Any person designated by a Participant to receive any payments of benefits due after his death, or in the absence of a valid designation, the person entitled to receive such payment pursuant to the terms of the Plan.

13. Benefit Accounts: A Participant's Before-Tax Contributions Account, Matching Contributions Account and Employer Contributions Account.

14. Board: The Board of Directors of the Company and any person empowered by the Company's certificate of incorporation or bylaws to exercise the powers of the Board with respect to the Plan.

15.      Company: Winn-Dixie Stores, Inc. or any successor thereto.

16.      Compensation:

         (a) All compensation paid by the Company or a Participating Affiliate to a Participant while an Eligible Employee (except bonuses determined by the Employer to be extraordinary or special) which is reportable on his Form W-2 and compensation which is not currently includible in the Participant's gross income by reason of the application of IRC ss. 402(g)(3), 125, 132(f)(4) or 457.

         (b) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with IRC ss. 401(a)(17)(B). The cost-of-living period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         (c) Any reference in this Plan to the limitation under IRC ss. 401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

         (d) If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period.

17. Contribution Percentage: The ratio (expressed as a percentage) of the Matching Contributions under the Plan on behalf of the Eligible Participant for the Plan Year and, as the Administrative Committee deems necessary, Before-Tax Contributions, to the Eligible Participant's Deferral Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year). For purposes of computing the Contribution Percentages, an Employee who would be a Participant but for the failure to make Before-Tax Contributions shall be treated as a Participant on whose behalf no Before-Tax Contributions are made.

18. Controlled Group Member: Any corporation during the time it is a member of a "controlled group of corporations" (as that term is defined in IRC ss. 414(b) as modified by IRC ss. 415(h)) of which the Company is a member, any trade or business during the time it is under "common control" (as that term is defined in IRC ss. 414(c) as modified by ss. 414(h)) with the Company and any organization which is a member of the same affiliated service group (as that term is defined in IRC ss. 414(m)) with the Company.

19. Deferral Compensation: Compensation paid by the Company or a Participating Affiliate to the Participant during the taxable year end with or within the Plan Year which is required to be reported as wages on the Participant's Form W-2 and compensation which is not currently includible in the Participant's gross income by reason of the application of IRC ss.ss. 125 or 402(a)(8). In no instance shall the Compensation of any Participant for any Plan Year considered under this Plan exceed $160,000 (as indexed by the IRS at the same time and manner as under IRC ss. 415(d)).

20. Defined Benefit Plan: Any defined benefit plan qualified under IRC ss. 401, maintained at any time by a corporation which is, or at any time was, a Controlled Group Member (regardless of whether such corporation was a Controlled Group Member at such time) with the Company.

21. Defined Contribution Plan: Any defined contribution plan, qualified under IRC ss. 401, maintained at any time by a corporation which is, or at any time was, a Controlled Group Member (regardless of whether such corporation was a Controlled Group Member at such time).

22. Determination Date: For any Plan Year, the last day of the preceding Plan Year.

23. Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

24. Disability: A physical or mental condition which would permanently prevent the Participant from performing satisfactorily the duties then assigned to him or other duties his Employer is willing to assign to him. The final determination of whether a Participant has a disability shall be made in the discretion of the Administrative Committee. Such decision shall be final and binding on all parties hereto.

25. Disability Retirement: Termination of Employment of a Participant who has incurred a Disability.

26. Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order are Distributees with regard to the interest of the spouse or former spouse.

27. Early Retirement: Termination of Employment of a Participant at or after the Participant's 55th birthday but prior to the Participant's 65th birthday.

28.      Effective Date: July 1, 1976.

29. Eligible Elective Participants: Any Employee who is otherwise authorized under the terms of the Plan to have Before-Tax Contributions or Qualified Employer Deferral Contributions allocated to his Benefit Accounts for a Plan Year.

30. Eligible Employee: Effective July 1, 1988, every Employee of an Employer; provided however,

         (a) any Employer may, by corporate action, designate a class of its Employees which will be considered Eligible Employees,

         (b) an Employee who is duly represented by the collective bargaining agent of a bargaining unit shall be an Eligible Employee only, if and when, the Employees of such bargaining unit are eligible to become Plan Participants pursuant to the terms of a collective bargaining agreement,

         (c) an Employee of a foreign subsidiary which is an Employer shall be an Eligible Employee only if he is a citizen of the United States and such foreign subsidiary subject to an agreement entered into under IRC ss. 3121(1), and

         (d) any individual an Employer does not treat as an Employee (even if later determined by a court or administrative body to be a common law employee), to the extent that according to rules and procedures adopted by the Administrative Committee the Plan is in compliance with applicable law.

         (e)      a Leased Employee shall not be an Eligible Employee.

31. Eligible Participant: Any Employee who is otherwise authorized under the terms of the Plan to have Employer Contributions or Matching Contributions allocated to his account for the Plan Year.

32. Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in IRC ss. 408(a), an individual retirement annuity described in IRC ss. 408(b), an annuity plan described in IRC ss. 403(a), or a qualified trust described in IRC ss. 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the Surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

33. Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under IRC " 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities) any hardship distribution described in IRC ss.401(k)(2)(B)(i)(IV); and any hardship distribution described in IRC ss.401(k)(2)(B)(i)(IV).

34. Employee: Any person employed by the Company or an Affiliate, excluding any independent contractor, and including any Leased Employee to the extent required by IRC ss.414(n).

35. Employer: The Company and each Affiliate which elects to adopt the Plan for its Employees pursuant to Section G of Article XII.

36. Employer Contributions: Contributions to the Plan by an Employer, not conditional upon Before-Tax Contributions, pursuant to Section B of Article V.

37. Employer Contributions Account: The account established pursuant to Section A of Article VI to which each Participant's Employer Contributions are allocated.

38.      Employment: The period of time as an Employee.

39. Entry Date: The first Thursday after the end of the Plan Year and January 1 or any other day or dates the Administrative Committee, in its sole and absolute discretion, selects as Entry Dates. Effective January 1, 2001, the Entry Date shall be as soon as administratively possible following the date the Employee becomes a Participant in the Plan pursuant to Article II.

40. ERISA: The Employee Retirement Income Security Act of 1974, as amended.

41. Fiscal Year: The business period used by the Employer for federal income tax purposes.

42.      Fund: The assets held in the Trust.

43. Highly Compensated Employee: An Employee described in IRC ss.414(q) who is an Employee and performs service during the determination year and is described in one or more of the following groups:

         (a) an Employee who is a 5% owner, as defined in IRC ss.416(i)(1) at any time during the current Plan Year or the immediately preceding Plan Year, or

         (b)      an Employee who, for the preceding Plan Year:

                  (i) received Compensation from the Employer in excess of $80,000.00 (as indexed), and

                  (ii) if the Employer elects the application of this clause for such preceding year, was in the top-paid group, as defined in IRC ss.414(q)(3), for such preceding Plan Year.

         A former Employee shall be treated as a Highly Compensated Employee if: such Employee was a Highly Compensated Employee when such Employee separated from service; or such Employee was a Highly Compensated Employee at any time after attaining age 55. The determination of who is a Highly Compensated Employee, including a determination of the number or identity of Employees in the top-paid group, will be made in accordance with IRC ss.414(q) and the regulations thereunder.

44.      Hour of Service:

         (a) Each hour for which an Employee is paid, or entitled to payment, by the Company or an Affiliate for the performance of duties for the Company or an Affiliate;

         (b) Each hour which would have been credited if the payment represented by a back pay award, regardless of mitigation of damages, had been made in the period to which the award pertains;

         (c) Each hour (up to a maximum of 501 hours on account of any single continuous period) for which an Employee is directly or indirectly paid, or entitled to such payment, by the Company or an Affiliate for reasons (such as vacation, sickness or other leave of absence or layoff) other than for the performance of duties for the Company or an Affiliate, which hours shall be determined and credited pursuant to the rules prescribed by 29 C.F.R. ss.2530.200b-2(b) and (c);

         (d) Each hour for which an Employee is required to be given credit by applicable Federal law other than ERISA;

         (e) Each hour for which an individual considered an Employee for purposes of this Plan under IRC ss.414(n) is considered paid by the Company or an Affiliate; and

         (f) Each hour, for any purpose under the Plan, which the Board in a uniform and nondiscriminatory manner shall determine.

         No hour shall be credited under more than one subparagraph of this paragraph. The Administrative Committee may choose, in its sole discretion, to credit one or more groups of full-time salaried employees for whom records are not maintained with 10, 45, 90, 95 or 190 Hours of Service for each day, week, biweekly period, semi-monthly period or month, respectively, for which each member of such group would be entitled to credit for one Hour of Service under subparagraph (a), (c), (d) or (e) of this paragraph.

45. Investment Fund: One of the investment funds selected by the Administrative Committee in which the assets of the Trust are invested.

46. Investment Manager: Any person serving as an investment manager under appointment by the Administrative Committee.

47.      IRC: Internal Revenue Code of 1986, as amended.

48. Leased Employee: Any person who is not a common law employee of the Company or an Affiliate and provides services to the Company or Affiliate if:

         (a) such services are provided pursuant to an agreement between the Company and Affiliate and any other person;

         (b) such person has performed such services for the Company or Affiliate on a substantially full-time basis for a period of at least one year; and

         (c) such services are performed under primary direction or control by the Company or Affiliate.

49. Life Expectancy: The period of years and fraction thereof of Member's life expectancy or a joint life expectancy of a Member and his Beneficiary as determined under Tables V and VI of Treasury Regulations ss. 1.72-9, respectively.

50.      Limitation Compensation:

         (a)      Limitation Compensation of a Participant includes:

                  (i) The Participant's wages, salaries, fees for professional service and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includible in gross income including but not limited to commissions paid salesmen, compensation for services on the basis of percentages of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements or other expense allowances under a non-accountable plan;

                  (ii) In the case of a Participant who is an employee within the meaning of IRC ss. 401(c)(1) and the regulations thereunder, the Participant's earned income during the Limitation Year;

                  (iii) Amounts described in IRC ss.ss. 104(a)(3), 105 (a), and 105 (h) to the extent these amounts are included in the gross income of the Participant;

                  (iv) Amounts paid or reimbursed by the Employer for moving expenses incurred by the Participant, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible under IRC ss. 217;

                  (v) The value of a nonqualified stock option granted to the Participant by the Employer, but only to the extent that the value of the option is includible in the gross income of the Participant in the taxable year in which granted; and

                  (vi) The amount includible in the gross income of the Participant upon making an election described in IRC ss. 83 (b).

         (b)      Limitation Compensation excludes:

                  (i) Compensation made by the Employer to a plan of deferred compensation to the extent that, before the application of IRC ss. 415 limitations to the plan, the contributions are not includible in the gross income of the Participant for the taxable year in which contributed;

                  (ii) Employer Contributions made on behalf of a Participant to a simplified employee pension plan to the extent that such contributions are excludible from the Participant's gross income;

                  (iii) Any distributions from a plan of deferred compensation regardless of whether such amounts are includible in the gross income of the Participant when distributed except any amounts received by the Participant pursuant to an unfunded nonqualified plan to the extent such amounts are includible in the gross income of the Participant;

                  (iv) Amounts realized from the exercise of a nonqualified stock option or when restricted stock held by a Participant either becomes freely transferrable or is no longer subject to a substantial risk of forfeiture;

                  (v) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                  (vi) Other amounts which receive special tax benefits such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Participant) or contributions made by the employer towards the purchase of an annuity contract described in IRC ss. 403 (b) whether or not the contributions are excludible from the gross income of the Participant.

For purposes of this section, for Plan Years beginning after December 31, 1997, Limitation Compensation shall include any elective deferrals (as defined in IRC ss. 402(g)(3)), which includes salary deferrals made to IRC ss. 401(k) and 403(b) plans, and any amount which is contributed or deferred by the Employer at the election of the Participant, which is not includible in the gross income of the Participant by reason of IRC ss. 125, relating to cafeteria plans, or IRC ss. 457, relating to state, local and tax-exempt organizations' plans. For Plan Years beginning after December 31, 2000, Limitation Compensation shall include amounts that are not includible in the gross income of the Employee by reason of IRC ss. 132(f)(4).

51.      Limitation Year: The Plan Year.

52. Matching Contributions: Contributions to the Plan by an Employer on behalf of a Participant, conditioned on the making of Before-Tax Contributions, pursuant to Section C of Article V.

53. Matching Contributions Account: The account established pursuant to Section A of Article VI to which each Participant's Matching Contributions are allocated.

54. Member: A Participant, or former Participant for whom the final determination of benefits due him under the Plan has not been made.

55. Named Fiduciary: A "named fiduciary" as that term is defined in ERISA ss. 402(a)(2).

56. Non-Highly Compensated Employee: An Employee who is not a Highly Compensated Employee, as such term is defined in Article I, Paragraph 43.

57. Normal Retirement: Termination of Employment of a Participant at or after such Participant's 65th birthday.

58.      Normal Retirement Age: A Participant's 65th birthday.

59.      One Year Break in Service:

         (a) A Plan Year during which a person has not completed more than 500 Hours of Service as an Employee.

         (b) For purposes of determining whether a One Year Break in Service has occurred, a Participant who is absent from work:

                  (i)      by reason of the Participant's pregnancy;

                  (ii)     by reason of the birth of the Participant's child;

                  (iii) by reason of the placement of a child with the Participant in connection with the Participant's adoption of that child; or

                  (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement,

shall receive the Hours of Service which otherwise would normally have been credited to the Participant but for the absence. If the number of Hours of Service normally credited cannot be determined, eight Hours of Service shall be credited per day of absence. The total Hours of Service credited for this purpose shall not exceed 501 hours of any one pregnancy or placement. These hours of service shall be credited during the Plan Year in which the absence begins if a Participant would be prevented from incurring a One Year Break in Service in such Plan Year because of such credit; otherwise, they shall be credited in the immediately following Plan Year.

         (c) Subparagraph (b) shall apply only if the Participant furnishes to the Administrative Committee the information it decides is needed to establish both that the absence was for the reasons set forth above and the number of days for which there was such an absence.

60. Participant: A person who has commenced but not terminated participation in the Plan pursuant to the provisions of Article II hereof.

61. Participating Affiliate: Any affiliate which adopts, and has not terminated participation in or withdrawn from, the Plan in the manner provided herein.

62. Plan: Winn-Dixie Stores, Inc. Profit Sharing/401(k) Plan, as it may be amended from time to time.

63. Plan Year: Any twelve consecutive month period ending on the last Wednesday in June during any part of which the Plan is in effect. Effective January 1, 2001, the Plan Year shall be the calendar year.

64. Qualified Employer Deferral Contribution Account: The account established pursuant to Section A of Article VI to which each Participant's Qualified Employer Deferral Contributions are allocated.

65. Qualified Employer Deferral Contributions: Contribution made, without a Participant's election to defer, by an Employer and allocated to the Participant's Qualified Employer Deferral Contributions Account.

66. Surviving Spouse: The person married to a Participant on the date of the Participant's death.

67. Qualified Domestic Relations Order: A domestic relations order which meets the requirements for a qualified domestic relations order as established under the IRC ss. 414(p) and the Treasury Regulations issued thereunder.

68.      Trust: The trust to which contributions are made to fund the Plan.

69. Trustee: Any person serving as a trustee under appointment by the Administrative Committee.

70. Valuation Date: The last day of the Plan Year and any other day of the Plan Year as may be necessary for the proper administration of the Plan.

71. Year of Employment: The period, defined in Article II hereof, for computation of eligibility to become a Participant.

72. Year of Service: The period, defined in Article IV hereof, for computation of the minimum vesting percentage for the Matching Contributions Account and the vesting percentage for the Employer Contributions Account.

                                   ARTICLE II

                                 Participation


A.       Admission as a Participant

         1. Each Eligible Employee on July 1, 1989 who was a Participant on June 30, 1989 shall be a Participant on July 1, 1989.

         2. An Employee who is not a Participant under paragraph 1, shall become a Participant on the first Entry Date on which the Employee:

                  (a)      is an Eligible Employee;

                  (b)      has credit for not less than one Year of Employment;
and

                  (c)      has attained age 21.

         3. A former Employee who has ceased to be a Participant and who again becomes an Employee with credit for at least one Year of Employment shall become a Participant on the first day of the first payroll period which follows the day on which the former Employee again becomes an Eligible Employee.

B.       Rules for Crediting Years of Employment

         Years of Employment shall be determined under the following rules:

         1.       An Employee shall be credited with one Year of Employment:

                  (a) on the anniversary of the first day on which he has an Hour of Service, if he has at least 1,000 Hours of Service in that twelve months; and

                  (b) on the last day of each Plan Year which begins after the first day on which he has an Hour of Service, if he has at least 1,000 Hours of Service in that period.

         2. The Years of Employment prior to a One Year Break in Service of an Employee with no vested rights to a benefit derived from contributions by the Company shall not be counted if the number of his consecutive One Year Breaks in Service equals or exceeds the greater of 5 or his number of Years of Employment (which number of Years of Service shall not include any years previously disregarded under this rule) before such period of consecutive One Year Breaks in Service.

         3. A former Employee who resumes Employment with no Years of Employment to his credit shall be treated as a new Employee.

         4. The Years of Employment credited to an Employee who was a participant in the Plan on June 30, 1989 shall be no less on July 1, 1989 than they were on June 30, 1989.

C.       Termination of Participation

         A Participant shall cease to be a Participant upon his termination of Employment with an Employer; thereafter, he shall be a Member until the final determination of benefits due to him under the Plan is made.

D.       Credited Service for Former Gooding's Employees

         Notwithstanding anything in this Plan to the contrary, former employees of Gooding's Supermarkets, Inc. ("Gooding's") who accept employment with the Company upon the acquisition by the Company of nine Gooding's stores pursuant to the Asset Purchase Agreement dated May 17, 2000 between Gooding's and the Company, as amended, shall be granted pre-employment credited service for eligibility and vesting purposes under the Plan for all service accrued while at Gooding's and may become participants in the Plan on the date of such acquisition, provided such employees are Eligible Employees taking into account such pre-employment credited service.

E.       Credited Service for Former Jitney Employees

         Notwithstanding anything in this Plan to the contrary, former employees of Interstate Jitney Jungle Stores, Inc., Pump and Save, Inc., P&S Operations, Inc., Supermarket Cigarette Sales, Inc., Jitney-Jungle Stores of America, Inc., Delchamps, Inc., Southern Jitney Jungle Company, Inc. ("Jitney") who accept employment with the Company upon the acquisition by the Company of 68 Jitney stores pursuant to the Asset Purchase Agreement dated October 29, 2000 between Jitney and the Company, as amended, shall be granted pre-employment credited service accrued while at Jitney and may become participants in the Plan on the date of such acquisition, provided such employees are Eligible Employees taking into account such pre-employment credited service.

F.       Credited Service for Former Bi-Lo Employees

         Notwithstanding anything in this Plan to the contrary, former employees of Bi-Lo Incorporated ("Bi-Lo") who accept employment with the Company upon the acquisition by the Company of the Store pursuant to an Agreement dated November 13, 2001 between Bi-Lo and the Company, as amended, shall be granted pre-employment credited service for vesting and eligibility purposes under the Plan for service accrued while at Bi-Lo and may become participants in the Plan on the date of such acquisition, provided such employees are Eligible Employees taking into account such pre-employment credited service.

                                  ARTICLE III

                        Amounts and Payment of Benefits


A.       Distribution Upon Normal or Disability Retirement, Death, Etc.

         This Section A shall apply upon a Member's termination of Employment due to Normal or Disability Retirement, or due to death, a closing of an entire store, plant, facility or warehouse, or the elimination of a complete shift, or department, in a plant facility or warehouse.

         1. If the Member's total Benefit Accounts value is not more than $3,500 (on and after June 25, 1998, $5,000) (on the Valuation Date determined below or on any prior distribution date) or if more than $3,500 (on and after June 25, 1998, $5,000), but the Member elects immediate distribution, the Member's Benefit Accounts shall be valued as of the Valuation Date coincident with or next following such termination of Employment, plus any amounts credited to his Benefit Accounts subsequent to such valuation and distributed pursuant to Section D of this Article III.

         2. If the Member's total Benefit Accounts value is more than $3,500 (on and after June 25, 1998, $5,000) (on the Valuation Date coincident with or first following his termination of employment or on any prior distribution date) and the Member does not elect immediate distribution, the Member's Benefit Accounts shall be valued as of the Valuation Date coincident with or first following the date the Member attains age 70 1/2 (or such earlier age as elected by the Member) or, if later, terminates employment, and distributed pursuant to Section D of this Article III.

         3. Subject to Section D of this Article III, the election to take immediate distribution shall be made in the time period and manner as established by the Administrative Committee.

         4. A Member who does not elect to take immediate distribution may elect to have his Benefit Accounts valued and distributed as of any future Valuation Date coincident with or first following the date the Member attains any age younger than 70 1/2. Subject to Section D of this Article III, such election shall be made in the time and manner as established by the Administrative Committee. The distribution shall be made in the form selected pursuant to Section D of this Article.

B.       Distribution Upon Other Termination of Employment After Full Vesting

         This Section shall apply upon a Member's termination of Employment with full vesting in all his Benefit Accounts under circumstances other than under Section A of this Article III.

         1. If the Member's total Benefit Accounts value is not more than $3,500 (on and after June 25, 1998, $5,000) (on the Valuation Date determined pursuant to Section A(2) of this Article III or on any prior distribution date) or if more than $3,500 (on and after June 25, 1998, $5,000), but the Member elects immediate distribution, his Benefit Accounts shall be valued as of the Valuation Date coincident with or next preceding his termination of Employment, plus any amounts credited to his Benefit Accounts thereafter, and distributed pursuant to Section D of this
Article III.

         2. If the Member's total Benefit Accounts value is more than $3,500 (on and after June 25, 1998, $5,000) (on the Valuation Date determined in paragraph 1 above or on any prior distribution date) and the Member does not elect immediate distribution, the Member's Benefit Accounts shall be valued as of the Valuation Date coincident with or first following the date the Member attains age 70 1/2 (or such earlier date as elected by the Member) and distributed pursuant to Section D of this Article III.

         3. Subject to Section D of this Article III, the election to take immediate distribution shall be made in the time period and manner as established by the Administrative Committee.

         4. A Member who does not elect to take immediate distribution may elect to have his Benefit Accounts valued and distributed as of any future Valuation Date coincident with or first following the date the Member attains any age younger than 70 1/2. Subject to Section D of this Article III, such election shall be made in the time period and manner as established by the Administrative Committee. The distribution shall be made in the form elected under Section D of this Article III.

C.       Distribution Upon Non-vested Termination of Employment

         This Section shall apply upon a Member's termination of Employment with less than full vesting in all his Benefit Accounts under circumstances other than under Section A of this Article III.

         1. If the vested portion of the value of Member's total Benefit Accounts is not more than $3,500 (on and after June 25, 1998, $5,000) (on the Valuation Date determined pursuant to Section A(2) of this Article III or on any prior distribution date) or, if more than $3,500 (on and after June 25, 1998, $5,000), but the Member elects immediate distribution, the vested portion of his Benefit Accounts shall be valued as of the Valuation Date coincident with or next preceding his termination of employment, plus the vested portion of any amounts credited to his Benefit Accounts thereafter, and distributed pursuant to Section D of this Article.

         2. If the vested portion of the value of the Member's total Benefit Accounts is more than $3,500 (on and after June 25, 1998, $5,000) (on the Valuation Date determined in paragraph 1 above or on any prior distribution date) and the Member does not elect immediate distribution, the vested portion of the Member's Benefit Accounts shall be valued as of the Valuation Date coincident with or first following the date the Member attains age 70 1/2 (or such earlier date as elected by the Member) and distributed pursuant to Section D of this Article III.

         3. Subject to Section D of this Article III, the election to take immediate distribution shall be made in the time period and manner as established by the Administrative Committee.

         4. A Member who does not elect to take immediate distribution may elect to have his Benefit Accounts valued and distributed as of any future Valuation Date coincident with or first following the date the Member attains any age younger than 70 1/2. Subject to Section D of this Article III, such election shall be made in the time period and manner as established by the Administrative Committee. The distribution shall be made in the form elected under Section D of this Article III.

D.       Method of Distributions

         1. A Member whose vested Benefit Accounts value is not more than $3,500 (on and after June 25, 1998, $5,000) (on this or any prior distribution date) shall receive his benefits distribution as a single lump sum payment. Lump sum payments shall be distributed as soon as practicable after the Valuation Date determined for distribution (or, if later, Employment termination date).

         2. A Member (or the Beneficiary of a deceased Member) with vested Benefit Accounts valued at more than $3,500 (on and after June 25, 1998, $5,000) shall elect benefit distributions:

                  (a) in a lump sum (and distributed at the time set forth in paragraph 1 of this Section D); or

                  (b) in monthly, quarterly, semi-annual, or annual installments payable in substantially equal amounts continuing over a period certain not exceeding the Member's Life Expectancy, or the Life Expectancy of the Member and his Beneficiary. Amounts payable in installments shall continue to be adjusted and updated for investment gains and losses pursuant to Section D of Article VI. A Member may elect to adjust the timing and amount of installment payments in the manner established by the Administrative Committee; provided, however, any new form or amount of distribution shall be consistent with the limitations on distributions set forth in this Plan. Any such additional payment will cause an adjustment in the regular installment payment amount. Installment payments shall immediately cease for any Member re-employed by the Company except for those Members who have attained age 70 1/2 and who, pursuant to IRC ss. 401(a)(9), are subject to receiving minimum required distribution payments.

                  (c) a terminated Member with a vested Benefit Account valued at more than $3,500 (on and after June 25, 1998, $5,000) may elect a partial distribution from his Benefit Accounts at any time and in any amount.

                  (d) notwithstanding subsections (a), (b) and (c), if distributions begin before the Member reaches age 70 1/2, the Member may elect to receive benefit distributions in the form of installments payable in any amount until the Member reaches age 70 1/2 at which time the Member shall elect benefit distributions in the manner described in clauses

(a) or (b) of paragraph 2 of this Section D as required by IRC ss. 401(a)(9). The Member may elect to receive an amount greater than the minimum required distribution amount.

         3. If the Beneficiary is not the Member's spouse, to comply with the incidental benefit requirement that the present value of benefits payable to the Member, determined at the time the installments commence, shall be at least 50% of installments to be paid, the following limitation shall apply to payments under this Section. The joint life expectancy of the Member and his Beneficiary shall not exceed twice the life expectancy of Member.

         4. All benefit payments shall be in cash except payments to Members who terminated Employment after age 65 who elect to receive their distribution from the Company Stock Fund in whole shares and cash for fractional shares.

E.       Limitation on Commencement of Benefits

         1. In no event shall a Member begin to receive his benefits later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

                  (a)      the attainment by the Member of Normal Retirement
Age;

                  (b) the tenth anniversary of the year in which the Member commenced participation;

                  (c)      the Member's termination of Employment; or

                  (d) the date elected, as permitted herein, by the Member.

         2. If the amount of benefits payable within such 60-day period cannot be determined within such period, then a payment, retroactive to such 60th day, shall be made no later than 60 days after the earliest date on which the amount of such benefits can be determined.

         3. If a distribution of benefits has commenced before the Member's death, the remaining interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

         4. Any distribution which had not begun before the Member's death shall comply with the following:

                  (a) Any portion of the Member's account balance not payable to a Beneficiary designated by the Member will be distributed within five years after such Member's death.

                  (b) Any portion of the Member's account balance that is payable to a Beneficiary designated by the Member will be distributed over the life of such Beneficiary, commencing not later than one year after the Member's death (or if the Beneficiary is the Member's Surviving Spouse, commencing not later than the date on which the Member would have attained age 70 1/2).

F.       Age 70 1/2 Benefit Commencement

         1. Effective for Plan Years beginning after December 31, 1996, notwithstanding any provision of the Plan to the contrary, distributions shall begin to a Participant not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2 or (ii) the calendar year in which the Participate retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the five-plan year period ending in the calendar year in which he attains age 70-1/2 or, in the case of a Participant who becomes a "five (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Alternatively, distributions to a Participant must begin no later than the applicable April 1st as determined under the preceding sentence and must be made over a period certain measured by the life expectancy of the Participant (or the life expectancies of the Participant and his designated Beneficiary) in accordance with Regulations.

         With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001 (the 2001 Proposed Regulations), notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the last calendar year beginning before the effective date of the final regulations under section 401(a)(9) or such other date as may be published by the Internal Revenue Service.

         2. The distribution to a Member who remains an Employee shall be distributed over a period not exceeding the Life Expectancy of such Member or the Life Expectancy of such Member and a designated Beneficiary. Life Expectancy shall be redetermined each year in accordance with procedures established by the Administrative Committee.

         3. If the Beneficiary is not the Member's spouse, the joint life expectancy of the Member and his Beneficiary shall not exceed the period determined under the table set forth in Proposed Treasury Regulations ss. 1.401(a)(9)-2, Q&A 4, or successor regulations.

         4. If a Member who is being paid pursuant to this Section terminates Employment, his benefits shall be determined for distribution and paid pursuant to Section A hereof but in no instance less rapidly than required under this Section.

G.       Beneficiaries

         1. A Participant may designate in writing one or more Beneficiaries to whom amounts due after his death shall be paid. In the event a Participant fails to make such a designation, or in the event that no designated Beneficiary survives the Participant, any amounts due after his death shall be paid to his Surviving Spouse, or if there is no Surviving Spouse, to the legal representative of his estate. No Beneficiary shall have any right to benefits under the Plan unless he shall survive the Participant.

         2. Any designation of a Beneficiary must be filed in the manner established by the Administrative Committee in order to be effective. Any such designation of a Beneficiary may be revoked by filing a later designation or an instrument of revocation with the Administrative Committee.

         3. If a Participant has a Surviving Spouse on the date of his death, a Beneficiary designation of someone other than the Surviving Spouse shall be effective if, and only if, a spouse consent is in effect pursuant to paragraph 4 of this Section. If a Participant has a Surviving Spouse on his date of death and no spouse consent is in effect, Plan benefits will be paid to the Surviving Spouse, regardless of any other beneficiary designation. This paragraph only applies to Participants who have credit for at least One Hour of Service for services performed or for a leave of absence on or after August 23, 1984, and to Participant's with unforfeitable benefits on that date who have credit for at least 10 Years of Vesting Service.

         4. A spouse consent is in effect if the Surviving Spouse executes and files with the Administrative Committee a consent to the Participant's Beneficiary designation acknowledging the effect of such designation and the Surviving Spouse signature is witnessed by a Plan representative or a notary public.

H.       Special Rules for Members and Beneficiaries Who Cannot Be Located

         Each Member, or Beneficiary thereof, entitled to benefits under the Plan has the responsibility to advise the Administrative Committee, in writing, of his current address. Any communication, statement, or notice addressed to such person at his latest reported address will be binding on him for all purposes of the Plan and neither the Administrative Committee, the Employees or Trustees shall be obligated to search for or ascertain his whereabouts. If the Administrative Committee is unable to locate a Member or Beneficiary on or after a one year break in service, such Member or Beneficiary's Benefit Accounts shall be treated as a forfeiture pursuant to the provisions of Section C of Article VI. However, if the Member or Beneficiary claims his benefit at a later date prior to the Plan termination, the balance of his Benefit Accounts in the amount as of the date forfeited will once again be payable to him.

I.       Withholding Taxes

         The Trustee may withhold from any payment hereunder any taxes required to be withheld under applicable local, state or federal laws.

J.       Hardship Withdrawals

         1. A Participant may make a hardship withdrawal of the portion of his Before-Tax Contribution Account which consists of his Before Tax Contribution (but not earnings thereon) as of the Valuation Date immediately preceding the date of withdrawal. Hardship withdrawals are subject to the spousal consent requirements in IRC ss.ss. 401(a)(11) and 417 and Section G above.

         2. A hardship withdrawal shall only be permitted if the Participant has an immediate and heavy financial need and other resources are not reasonably available to meet the need as determined in accordance with Treasury Regulations Section 1.401(k)-1.

         3.       Hardships shall be limited to:

                  (a) Medical care expenses (described in IRC ss. 213(d)) incurred by the Participant, his spouse or dependent (within the meaning of IRC ss. 152) or necessary for such individuals to obtain such medical care.

                  (b) Costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant.

                  (c) Payment of tuition fees, related educational, and room and board expenses for the next 12 months of post-secondary education for the Participant, spouse, child or dependent (within the meaning of IRC ss. 152).

                  (d) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

                  (e) Such other facts and circumstances as determined by the Secretary of the Treasury.

         4. The distribution shall be limited to only the amount necessary to satisfy the immediate and heavy financial need in excess of other reasonably available financial resources as determined under Treasury Regulations ss. 1.401(k)(d)(2)(iii).

         5.       If a Participant makes a hardship withdrawal:

                  (a) he shall not be permitted to again make a Before-Tax Contribution (or contributions to other plans as provided in the regulations) until the first day which is at least 6 months after receipt of the withdrawal, and

                  (b) he shall not make Before-Tax Contributions for his taxable year immediately following the taxable year of the withdrawal in excess of the IRC ss. 402(g) limit for such taxable year less the amount of such Participant's Before-Tax Contributions for the taxable year of the withdrawal.

         6. The Participant will provide with his application for withdrawal representation that he has satisfied the requirements of this Section.

K.       Forfeitures

         The non-vested portion of the Employer Contributions Account and Matching Contributions Account of a Member who has terminated Employment shall be forfeited as of the date the vested portion of the Account is distributed or after a Member has incurred five (5) consecutive One Year Break(s) in Service. To the extent not utilized to restore the forfeitures pursuant to Section L of this Article, and to the extent authorized by the

Administrative Committee, forfeitures shall be used to pay Plan expenses. A Member who was 0% vested in his Employer Contributions Account and/or Matching Contributions Account shall be deemed to have received a distribution of his vested portion of such accounts on his date of Employment termination.

L.       Restoration of Forfeitures

         1. If a Member who has forfeited a portion of his Employer Contributions Account and/or Matching Contributions Account pursuant to Section K of this Article resumes Employment prior to the last day of Plan Year in which he incurs five consecutive One Year Breaks in Service, the forfeited portion shall be restored under the following conditions.

                  (a) If the vested portion of the Member's Benefit Accounts has not been distributed, any forfeitures shall be restored to his Benefit Account from which such amount was forfeited in the same amount as forfeited as soon as possible following such Reemployment.

                  (b) If the vested portion of the Member's Benefit Accounts has been distributed, he shall have the right, while an Employee, to recontribute the full amount distributed to him. His right to recontribute shall terminate after the Member has incurred five consecutive One Year Breaks in Service following the distribution. In the event of such recontribution, as of the Valuation Date coincident with or next following such recontribution, the Account Value of his Accounts shall be restored to 100% of their value on the date as of which such Participant's benefits were determined for distribution. All recontributions must be in one lump sum.

         2. Forfeitures shall be restored from other forfeitures occurring during the Plan Year of reemployment. To the extent forfeitures are insufficient to make such restoration, it shall be made from the net income of the Fund or, if necessary, from a special contribution from the Member's Employer.

M.       Distribution to Alternate Payee Under a QDRO

         The Alternate Payee under a Qualified Domestic Relations Order shall be entitled to elect to receive a distribution as of the Valuation Date coincident with or next following the establishment of the Alternate Payee's benefits accounts pursuant to paragraph 4, Section A of Article VI. If the Alternate Payee does not elect to take a distribution of benefits prior to the date the Alternate Payee is age 62, distribution of benefits shall be made as of the Valuation Date coincident with or next following the date the Alternate Payee attains age 62. Effective June 25, 1998, notwithstanding any Plan provision to the contrary, if the value of the Alternate Payee's benefit accounts does not exceed $5,000 as of the applicable Valuation Date (or any prior distribution date), then the Trustee shall distribute such benefit accounts balance in a lump sum as soon as practicable following such Valuation Date.

N.       Transferred Amounts

         1. Notwithstanding anything herein to the contrary, but subject to the provision of Article III, Section D, paragraph 1 above, if a Participant's account includes any amount which was transferred to the Plan (including income, gains, losses, withdrawals, contributions, forfeitures and other credits or charges thereon) (the "Transferred Amount"), pursuant to a merger of the Plan and another plan or a transfer of benefits to the Plan from another plan (other than elective transfers, and rollover contributions), the following rules shall apply: (a) pursuant to IRC ss. 411(d)(6) protected forms of benefit under the other plan shall be provided to Participant's Transferred Amounts, and (b) if such other plan had as its standard method of distribution for a married participant a qualified joint and survivor annuity, or a qualified pre-retirement survivor annuity, then with respect to the Transferred Amount in a married Participant's Account the standard method of distribution shall be a qualified joint and survivor annuity, or a qualified pre-retirement survivor annuity.

         2. Such qualified joint and survivor annuity, or a qualified pre-retirement survivor annuity, shall be provided by a nontransferable annuity contract purchased by the Trustee with the entire value of the Participant's Transferred Amount. The qualified joint and survivor annuity shall be an immediate annuity providing for payment of a level monthly amount for the Participant's lifetime and for continuing level monthly payments after his death equal to fifty percent (50%) of such monthly amount for the remaining lifetime of such spouse. The qualified pre-retirement survivor annuity shall be a survivor annuity purchased with one hundred percent (100%) of the Participant's Transferred Amount payable for the life of the surviving spouse. A qualified pre-retirement survivor annuity shall be distributed to such surviving spouse, unless the Participant and his spouse were not married throughout the one-year period ending on the date of his death.

         3. If the Participant has in effect a valid waiver election regarding the qualified joint and survivor annuity or the qualified pre-retirement survivor annuity, the Trustee shall distribute the Participant's Transferred Amount in accordance with the preceding provisions of this Article III.

         4. Not earlier than 90 days but not later than 30 days, before the Participant's annuity starting date, the Administrative Committee must provide the Participant a written explanation of the terms and conditions of the qualified joint and survivor annuity, the Participant's right toe make, and the effect of, an election to waive the joint and survivor form of benefit, the rights of the Participant's spouse regarding the waiver election and the Participant's right to make, and the effect of, a revocation of a waiver election.

         5.       A married Participant's waiver election is not valid unless
(a) the Participant's spouse (to whom the survivor annuity is payable under the qualified joint and survivor annuity), after the Participant has received the written explanation described in paragraph 4, has consented in writing to the waiver election, the spouse's consent acknowledges the effect of the election, and a notary public or a member of the Administrative Committee witnesses the spouse's consent, (b) the spouse consents to the alternate form of payment designated by the Participant or to any change in that designated form of payment, and (c) unless the spouse is the Participant's sole primary Beneficiary, the spouse consents to the Participant's Beneficiary designation or to any change in the Participant's Beneficiary designation. The spouse's consent to a waiver of the qualified joint and survivor annuity is irrevocable, unless the Participant revokes the waiver election. There is no limit on the number of times the Participant may revoke a waiver of the qualified joint and survivor annuity or make a new waiver during the election period (which, subject to Section D of this Article III, is the 90-day period ending on the annuity starting date). The spouse may execute a blanket consent to any form of payment designation or to any Beneficiary designation made by the Participant, if the spouse acknowledges the right to limit that consent to a specific designation but, in writing, waives that right. The consent requirements of this paragraph apply to a former spouse of the Participant, to the extent required under a Qualified Domestic Relations Order.

         6. The Administrative Committee will accept as valid a waiver election which does not satisfy the spousal consent requirements if the Administrative Committee establishes the Participant does not have a spouse, the Administrative Committee is not able to locate the Participant's spouse, the Participant is legally separated or has been abandoned (within the meaning of the State law) and the Participant has a court order to that effect, or other circumstances exist under which the Internal Revenue Service will excuse the consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

         7. The Administrative Committee must provide a written explanation of the pre-retirement survivor annuity to each married Participant, within the following period which ends last: (1) the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year in which the Participant attains age 34; (2) a reasonable period after an employee becomes a Participant; (3) a reasonable period after the joint and survivor rules become applicable to the Participant; or (4) a reasonable period after a fully subsidized pre-retirement survivor annuity no longer satisfies the requirements for a fully subsidized benefit. A reasonable period described in clauses (2), (3) and (4) is the period beginning one year before and ending one year after the applicable event. If the Participant terminates Employment before attaining age 35, clauses (1), (2),
(3) and (4) do not apply and the Administrative Committee must provide the written explanation within the period beginning one year before and ending one year after the termination of Employment. The written explanation must describe, in a manner consistent with Treasury regulation, the terms and conditions of the pre-retirement survivor annuity comparable to the explanation of the qualified joint and survivor annuity required under paragraph 4.

         8. A Participant's waiver election of the pre-retirement survivor annuity is not valid unless (a) the Participant makes the waiver election no earlier than the first day of the Plan Year in which he attains age 35 and (b) the Participant's spouse (to whom the pre-retirement survivor annuity is payable) satisfies the consent requirements described in paragraph 6, except the spouse need not consent to the form of benefit payable to the designated Beneficiary. The spouse's consent to the waiver of the pre-retirement survivor annuity is irrevocable, unless the Participant revokes the waiver election. There is no limit on the number of times the Participant may revoke a waiver of the pre-retirement survivor annuity or make a new waiver during the election period. Irrespective of the time of election requirement described in clause (a), if the Participant terminates Employment prior to the first day of the Plan Year in which he attains age 35, the Administrative Committee will accept a waiver election. Furthermore, if a Participant who has not terminated

Employment makes a valid waiver election, except for the timing requirement of clause (a), the Administrative Committee will accept that election as valid, but only until the first day of the Plan Year in which the Participant attains age 35. A waiver election described in this paragraph is not valid unless made after the Participant has received the written explanation described in this paragraph.

         9. The provisions of this Section apply only with respect to Transferred Amounts. All other amounts in the Account of the Participant shall be distributed in accordance with the preceding provisions of this Article III.

O.       Distribution Notice and Election Period

         Notwithstanding any Plan provision to the contrary, any notice required to be provided to a Member may be provided before the first distribution is actually made, provided that:

         1. the Member elects to waive the requirement that such notice be furnished at least 30 days before a distribution of benefits begins;

         2. the Member's spouse has consented to the chosen mode of payment, if required; and

         3. the distribution commences more than seven days after the notice is provided.

P.       Direct Rollover of Eligible Rollover Distributions

         In accordance with IRC ss.401(a)(31), if a Member who is entitled to receive an Eligible Rollover Distribution (as such term is defined in Article I, Section 33) from the Plan: (i) elects to have such Eligible Rollover Distribution paid directly to an Eligible Retirement Plan (as such term is defined in Article I, Section 32), and (ii) such Member specifies the Eligible Retirement Plan to which the Eligible Rollover Distribution is to be paid (in such form and at such time as the Administrative Committee may prescribe), such distribution shall be made in the form of a Direct Rollover to the Eligible Retirement Plan so specified by the Member.

                                   ARTICLE IV

                                    Vesting


A.       Vesting Percentage

         1. A Member shall be fully vested at all times in the Account Value of his Before-Tax Contributions Account.

         2. The vesting percentage of a Member in the Account Value of his Employer Contributions Account and Matching Contributions Account shall be 100% if such Participant's Employment is terminated:

                  (a)      on or after his 65th birthday;

                  (b)      due to death;

                  (c)      due to a Disability; or

                  (d)      as a result of;

                           (i)      the closing of an entire store, plant
facility, or warehouse; or

                           (ii)     the elimination of a complete shift, or
department, in a plant facility or warehouse.

         3. For any Member whose Employment is terminated for reasons other than as set forth in paragraph 2 of this Section A, the vesting percentage in the Account Value of his Matching Contributions Account and Employer Contributions Account shall be the percentage determined under subparagraphs (a) and (b) below:

                  (a) The vesting percentage in the Matching Contributions Account shall be determined under the following schedule:

                           Completed Years                       Vesting
                             of Service                         Percentage
                           ---------------                      ----------
                                   1                                 20%
                                   2                                 40%
                                   3                                 60%
                                   4                                 80%
                               5 or more                            100%

Notwithstanding the above schedule, Member shall not have a vesting percentage in his Matching Contribution Account less than is determined below:

                           Years of                            Vesting
                            Service                           Percentage
                           --------                           ----------
                             0 - 2                                  0%
                               3                                   20%
                               4                                   40%
                               5                                   60%
                               6                                   80%
                           7 or more                              100%

                  (b) The vesting percentage in the Employer Contributions Account shall be determined under the following schedule:

                           Years of                             Vesting
                            Service                            Percentage
                           --------                            ----------
                             0 - 2                                  0%
                               3                                   20%
                               4                                   40%
                               5                                   60%
                               6                                   80%
                           7 or more                              100%

B.       Rules for Crediting Years of Service

         Years of Service shall be determined under the following rules.

         1.       An Employee shall be credited with one Year of Service for:

                  (a) Years of Service credited under the Plan prior to July 1, 1989 under the terms of the Plan as in effect prior to such date;

                  (b) Any Plan Year beginning on or after July 1, 1989 during which an Employee completes at least 1,000 Hours of Service. Such Year of Service shall be credited as of the last day of the Plan Year or, if earlier, as of the day on which such Employee terminates his Employment;

                  (c) The Plan Year in which the Employee becomes a Participant if

                           (i)      an Employee's eligibility computation
period overlaps two vesting computation periods,

                           (ii)     such Employee completes at least 1,000
Hours of Service during the eligibility computation period, and

                           (iii)    such Employee fails to complete at least
1,000 Hours of Service in either of the overlapped vesting computation periods;

                  (d) Any "Year of Service" credited to the Employee under the Employees' Profit Sharing Retirement Plan of D. D. I., Inc., on the date the Employee becomes a Participant under this Plan; and

                  (e) No credit shall be granted under more than one subparagraph of this paragraph for the same Year of Service.

         2. The Years of Service prior to a One Year Break in Service of an Employee with no vested rights to a benefit derived from contributions by the Company (other than Before-Tax Contributions) shall not be counted if the number of his consecutive One Year Breaks in Service equals or exceeds the greater of 5 or his number of Years of Vesting Service (which number of Years of Service shall not include any years previously disregarded under this rule) before such period of consecutive One Year Breaks in Service.

         3. The Years of Service subsequent to a One Year Break in Service of an Employee who has terminated Employment shall not be counted, on and after the last day of the Plan Year in which he has such five consecutive One Year Breaks in Service, in computing the vesting percentage applicable to the Account Value of his Employer Contributions Account derived from contributions accrued prior to such One Year Break in Service.

                                   ARTICLE V

                                 Contributions


A.       Before-Tax Contributions

         1. Effective July 1, 1999, each participant may elect to reduce his Compensation by an amount equal to 1% to 15% of Compensation (expressed as a whole integer) of the Compensation paid to him each payday. Notwithstanding the above, Highly Compensated Employees will not be permitted to reduce their Compensation up to the 15% maximum. Highly Compensated Employees may reduce their Compensation by an amount, set by the Administrative Committee, which will meet the discrimination requirements of the Code.

         2. The amount by which his Compensation is reduced shall be contributed on his behalf as a Before-Tax Contribution to the Plan pursuant to paragraph 1, Section B of Article VI. Such election shall be made in a time and manner as established by the Administrative Committee.

         3. The initial Participant Before-Tax Contribution election must be made effective as of the last day of the first pay period immediately after the Participant becomes eligible to participate.

                  (a) Subsequent Participant Before-Tax Contribution elections can be made effective as of any subsequent date in the manner provided by the Administrative Committee.

                  (b) Participants may elect to increase or decrease Before-Tax Contributions as of any subsequent date in accordance with rules provided by the Administrative Committee from time to time.

                  (c) All elections to make Before-Tax Contributions shall be effective only as to Compensation not earned as of the effective dates of such elections.

         4. A Participant may elect to cease Before-Tax Contributions as of the first day of any future payroll period as of a time and in the manner as established by the Administrative Committee.

                  (a) Such election shall be made in a time and manner as established by the Administrative Committee.

                  (b) A Participant who elects to cease making Before-Tax Contributions may again make Before-Tax Contributions at any time in the manner established by the Administrative Committee.

         5. Effective for the 1987 calendar year, no Participant may make Before-Tax Contributions in any calendar year in excess of $7,000 (or such greater amounts as adjusted for cost of living pursuant to IRC ss. 402(g)(5)) to all plans with provisions complying with IRC ss.ss. 401(k) or 403(b) and other plans providing for elective deferrals within the meaning of IRC ss. 401(g).

                  (a) If Before-Tax Contributions are made to more than one plan and are in excess of $7,000 (or greater amount under IRC ss. 402(g)(5)) for any calendar year, the individual shall notify the Administrative Committee of the amount of excess Before-Tax Contributions which are attributable to the Plan by no later than the March 1 following such calendar year. If such notice is provided before the applicable March 1, the Administrative Committee shall direct the Trustee to distribute to the Participant such amount of excess before the April 15 following such March 1.

                  (b) If the Before-Tax Contributions under the Plan in any calendar year exceed $7,000 (or such greater amount under IRC ss. 402(g)(5)) and the Participant has not notified the Administrative Committee by the March
1 following such calendar year of the allocation of excess contributions, or such allocation does not reduce the Before-Tax Contributions to the Plan to not more than $7,000 (or such other amount under IRC ss. 402(g)(5)), the Administrative Committee shall direct the Trustee to distribute the excess amount to the Participant by no later than the April 15 following such calendar year.

                  (c) For the 1987 calendar year, if Before Tax Contributions under the Plan or a combination of plans exceed the $7,000 limitation, such excess shall be held in the Plan and distributed only in accordance with the Plan's distribution rules set forth in Article III hereof.

B.       Employer Contributions

         With respect to each Plan Year, each Employer may contribute to the Trust an amount as an Employer Contribution to be allocated to Participants eligible pursuant to paragraph 2, Section B, Article VI. Such contribution shall be made in cash or in kind, as determined by the Board in its sole discretion.

         1. Employer Contributions by each Employer with respect to each Plan Year shall be made no later than the time prescribed by law for such Employer to obtain a Federal income tax deduction for the Plan Year for which such contribution is made.

         2. Such Employer Contributions shall be allocated to Participant's Employer Contributions Accounts.

         3. In no event shall an Employer make an Employer Contribution for any Fiscal Year which is greater than the maximum amount deductible from income under the applicable IRC provisions.

C.       Matching Contributions

         With respect to each week, each Employer shall make a Matching Contribution on behalf of each Participant eligible pursuant to paragraph 3, Section B of Article VI, in the amount of 50% of the Participant's Compensation for such week.

         1. Matching Contributions shall be paid by each Employer to the Trustee as soon as practical after the end of every week.

         2. Such Matching Contributions shall be allocated to Participants' Matching Contribution Accounts as of the end of the applicable week.

D.       Rollover Contributions

         1. With the consent of the Administrative Committee, an Employee may make a Rollover Contribution (as defined below), provided that the Administrative Committee determines that the Rollover Contribution will not jeopardize the tax exempt status of the Plan or Trust. The amounts transferred shall be set up in a separate account herein referred to as a "Rollover Contributions Account." Such account shall be fully vested at all times and shall not be subject to forfeiture for any reason.

         2. Amounts in an Employee's Rollover Contributions Account shall be held by the Trustee pursuant to the provisions of this Plan. Any withdrawal of any part or all of an Employee's Rollover Contributions Account hereunder shall be subject to all of the same rules and restrictions regarding distribution of benefits of Participants, including, but not limited to, all notice and consent requirements of IRC ss.411(a)(11) and the Regulations thereunder. All amounts held in the Employee's Rollover Contribution Account shall be used to provide additional benefits to the Employee or his Beneficiary under the terms of the Plan.

         3. For purposes of this Section, the term "Rollover Contribution" shall mean amounts transferred to this Plan from another Qualified Plan by means of a direct trustee-to-trustee transfer in accordance with IRC ss.401(a)(31).

         4. For purposes of this Section D, a Qualified Plan shall mean any tax qualified plan under IRC ss.401(a).

         5. If a Rollover Contribution is made on behalf of an Employee who is not yet eligible to participate in the Plan, the amount transferred into the Rollover Contribution Account on behalf of the Employee shall constitute the Employee's entire interest in the Plan, and such Employee shall not be considered a Participant of the Plan for any other purpose until he or she meets the eligibility requirements contained in Article II.

E.       Catch-Up Contributions

         Effective January 1, 2002, all Employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of,

Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of
the Code, as applicable, by reason of the making of such catch-up contributions.

                                   ARTICLE VI

                            Accounts and Allocations


A.       Accounts

         1. Each Participant shall have a Before-Tax Contributions Account to which Before-Tax Contributions made on his behalf shall be allocated.

         2. Each Participant shall have an Employer Contributions Account to which his share of Employer Contributions shall be allocated.

         3. Each Participant shall have a Matching Contributions Account to which his share of Matching Contributions shall be allocated.

         4. An Alternate Payee under a Qualified Domestic Relations Order shall have an account established with his/her share of the Participant's account as provided under the Qualified Domestic Relations Order.

         5. Each applicable Participant shall have a Qualified Employer Deferral Contributions Account to which Qualified Employer Deferral Contributions made on his behalf shall be allocated.

B.       Allocation of Contributions

         1. Before-Tax Contributions made on behalf of each Participant shall be paid by each Employer to the Trustee as soon as practical after the end of every pay period and allocated to such Participant's Before-Tax Contribution Account.

         2. The Employer Contribution for such Plan Year shall be allocated as soon as practicable after receipt to the Employer Contributions Account of all Participants who, for such Plan Year:

                  (a) were actively employed by the Employer on the last day of such Plan Year;

                  (b)      were actively employed during such Plan Year, but

                           (i)      retired on or after their Normal Retirement
Dates;

                           (ii)     retired on or after their Early Retirement
Dates with 20 Years of Service;

                           (iii)    died;

                           (iv)     incurred a Disability, or

                           (v)      terminated employment because of either

                                    (I)      the closing of an entire store,
plant, facility, or warehouse, or

                                    (II)     the elimination of a complete
shift, or department, in a store, plant, facility or warehouse.

The Employer Contribution shall be allocated to each Participant eligible for a contribution in the ratio of such Participant's Compensation from his Employer during the Plan Year bears to the total Compensation during such Plan Year of all Participants of his Employer eligible to share in such contribution.

         3. The Matching Contribution shall be allocated to the Matching Contribution Account of each Participant equal to 50% of the Before-Tax Contribution made on his behalf.

C.       Allocation of Forfeitures

         1. Forfeitures of Employer Contributions for each Plan Year shall be aggregated and, regardless of whether their particular Employer makes Employer Contributions in a Plan Year, all Participants who otherwise would have been eligible to receive an allocation of Employer Contributions shall receive an allocation of forfeitures. In a Plan Year in which no Employer Contributions are made to the Plan, forfeitures will be allocated to Participants who otherwise would have been eligible to receive an allocation of Employer Contributions. Such forfeitures occurring during any Plan Year shall be allocated to the Employer Account of each Participant eligible for an Employer Contribution pursuant to paragraph 2, Section B of Article VI.

         2. Forfeitures from Matching Contribution Accounts of a Member occurring during any Plan Year shall be used to reduce future Matching Contributions from the Employer of that Member.

D.       Valuation of Accounts

         As of each Valuation Date, the Administrative Committee, with the assistance of the Trustee, shall allocate earnings and losses to each Member's accounts pursuant to Section C of Article VII.

E.       Limitations on Allocations

         1. If a Participant's Annual Defined Contribution Additions in any Limitation Year exceeds the lesser of:

                  (a)      $30,000 or

                  (b) 25 percent of the Limitation Compensation of the Participant for such Limitation Year;

then such additional sum shall be reduced to an amount not in excess of the above limitations by making the adjustments with respect to such Limitation Year, to the extent necessary.

         2. If in any Limitation Year a Participant's Annual Addition exceeds the limitation determined under paragraph 1 of this Section, such excess shall not be allocated to his accounts in any Defined Contribution Plan but shall be handled in the following manner and order until such excess is eliminated--

                  (a) his portion of the allocation of Matching Contributions or any part thereof shall be placed in a suspense account and used to reduce contributions by his Employer for the next following Limitation Year;

                  (b) his portion of the allocation of Before-Tax Contributions or any part thereof shall be refunded to him;

                  (c) his portion of the allocation of Employer Contributions or any part thereof shall be allocated to the Employer Contributions Accounts of other Participants who are not initially affected by the limitation determined under paragraph 1 above until the limitations of this section are reached with respect to each Participant; and

                  (d) if, after such allocation, such excess is still not thereby completely eliminated, the amount of such excess shall be placed in a suspense account (with earnings on such amount) which shall be allocated in the next Limitation Year until the limitations of this section are reached, and in each subsequent Limitation Year until no amount of such excess remains unallocated; such excess unallocated amount shall be released from the suspense account on a first-in-first-out basis.

         All allocations under this paragraph shall be made on the basis described in this Article either for the current Limitation Year or, if applicable, for the Limitation Year in which such amount is released from the suspense account.

         The above reductions shall be applied to this Plan first, and thereafter to any other Defined Contribution Plan.

         3. With respect to Plan Years commencing before June 29, 2000, in addition to the limitations of paragraph 1 of this Section, if a Participant has participated in any Defined Benefit Plan at any time and the sum of the Participant's defined benefit fraction (determined pursuant to IRC ss. 415(e)(2)) and defined contribution fraction (determined pursuant to IRC ss. 415(e)(3)) would exceed 1.0, then the reductions provided in such Defined Benefit Plan shall be made. For purposes of this paragraph, "1.0" shall be substituted for "1.25" in IRC ss.ss. 415(e)(2)(b) and (3)(B) for purposes of determining the Participant's defined benefit fraction and defined contribution fraction, respectively.

F.       Limitation on Matching Contributions

         1. Effective July 1, 1987, the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the prior Plan Year multiplied by

                  (a)      1.25; or

                  (b) 2, provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the prior Plan Year by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

         2. If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the Average Contribution Percentage test maintained by the Employer and the sum of the Average Deferral Percentage and the Actual Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Average Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement shall be reduced (beginning with such Highly Compensated Employee to whom the amount of contributions by, or on behalf of, is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage amount is reduced shall be treated as an excess aggregate contribution. The Average Deferral Percentage and the Average Contribution Percentage of the Highly Compensated Employees shall be determined after any corrections required to meet the Average Actual Deferral Percentage and the Average Contribution Percentage tests. Multiple use does not occur if either the Average Actual Deferral Percentage or Average Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Average Actual Deferral Percentage and Average Contribution Percentage of the Non-Highly Compensated Employees for the prior Plan Year.

         3. For purposes of this Section F, the Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to receive Matching Contributions allocated to his account under two or more plans described in IRC ss. 401(a) that are maintained by a Controlled Group Member shall be determined as if all such contributions were made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

         4. In the event that this Plan satisfies the requirements of IRC ss.ss. 401(m), 401(a) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such IRC sections only if aggregated with this Plan, then this Section F shall be applied by determining the Contribution Percentages of Eligible Participants as if such plans were a single plan. For plan years beginning after

December 1, 1989, plans may be aggregated in order to satisfy IRC ss. 401(m) only if they have the same plan year.

         5. For purposes of determining the Contribution Percentage test, Matching Contributions will be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

         6. The Employer shall maintain records sufficient to demonstrate satisfaction of the Average Contribution Percentage test and the amount of Employer Matching Contributions used in such test.

         7. For purposes of this Section F, "Aggregate Limit" shall mean the sum of (i) 125 percent of the greater of the Average Deferral Percentage of the Non-Highly Compensated Employees for the Plan Year or the Average Contribution Percentage of Non-Highly Compensated Employees under the Plan subject to IRC ss. 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement, and (ii) the lesser of 200% or two plus the lesser of such Average Deferral Percentage or Average Contribution Percentage. "Lesser" shall be substituted for "greater" in "(i)" above, and "greater" substituted for "lesser" after "two plus the" in "(ii)" if it would result in a larger Aggregate Limit.

         8. The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         9. Notwithstanding any other provision of the Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto shall be forfeited. For purposes of this Section F, "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of (i) the aggregate contribution percentage amounts taken into account and computing the numerator of the contribution percentage actually made on behalf of the Highly Compensated Employees for such Plan Year, over (ii) the maximum contribution percentage amounts permitted by the Average Contribution Percentage Test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their deferral amounts beginning with the Highly Compensated Employee who deferred the most into the Plan). Reductions to comply with the limitations under this Section shall be done in the manner established by the Administrative Committee.

G.       Limitation on Before-Tax Contributions

         1. Effective July 1, 1987, the Average Actual Deferral Percentage for Eligible Elective Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Elective Participants who are Non-Highly Compensated Employees for the prior Plan Year multiplied by:

                  (a)      1.25; or

                  (b) 2, provided that the Average Actual Deferral Percentage for Eligible Elective Participants who are Highly Compensated Employees does not exceed the

Average Actual Deferral Percentage for Eligible Elective Participants who are Non-Highly Compensated Employees by more than two percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to Highly Compensated Employees. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar years shall be treated as a single arrangement.

         2. In the event that this Plan satisfies the requirements of IRC ss.ss. 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such IRC sections only if aggregated with this Plan, then this Section shall be applied by determining the Average Actual Deferral Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy IRC ss. 401(k) only if they have the same Plan Year.

         3. For purposes of this Section G, the Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Before-Tax Contributions or Qualified Employer Deferral Contributions allocated to his account under two or more plans or arrangements described in IRC ss. 401(k) that are maintained by a Controlled Group Member shall be determined as if all such Before-Tax Contributions and Qualified Employer Deferral Contribution were made under a single arrangement.

         4. For purposes of determining the Average Actual Deferral Percentage test, Before-Tax Contributions and Qualified Employer Deferral Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which such contributions relate.

         5. The Employer shall maintain records sufficient to demonstrate satisfaction of the Average Actual Deferral Percentage test and the amount of Before-Tax Contributions or Qualified Employer Deferral Contributions, or both, used in such test.

         6. The determination and treatment of the Before-Tax Contributions, Qualified Employer Deferral Contributions and Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         7. To the extent necessary to conform to the limitation of this Section, the Administrative Committee shall reduce the Before-Tax Contributions of each Highly Compensated Employee who has deferred the highest amount until either (a) the total reductions equal the required aggregate reduction necessary to satisfy the limitations of this Section or (b) the reduced amount of Before-Tax Contributions for the affected Highly Compensated Employee equals the amount of Before-Tax Contributions of those Highly Compensated Employees with the next highest dollar amount of Before-Tax Contributions. This process shall continue until the limits of this Section are met.

         8. Notwithstanding any other provision of the Plan, "excess contributions", plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such excess contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than two and one-half months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the excess contributions attributable to each of such Employees. Excess contributions (including the amounts re-characterized) shall be treated as Annual Additions.

                  Excess contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to excess contributions is the sum of:

                  (a) income or loss allocable to the Participant's Before-Tax Contributions Account (and, if applicable, the Qualified Employer Deferral Contribution account) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's excess contributions for the year, and the denominator is the Participant's account balance attributable to Before-Tax Contributions (and Qualified Employer Deferral Contributions if such contributions are included in the Average Actual Deferral Percentage test) without regard to any income or loss occurring during such Plan Year; and

                  (b) ten percent (10%) of the amount determined under (a) and multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth day of such month.

                  Excess contributions shall be distributed from the Participant's Before-Tax Contribution Account in proportion to the Participant's Before-Tax Contributions for the Plan Year. Excess contributions shall be distributed from the Participant's Qualified Employer Deferral Contribution account only to the extent that such excess contributions exceed the balance in the Participant's Before-Tax Contributions account. For purposes of this Section G, "excess contributions" shall mean, with respect to any Plan Year, the excess of: (a) the aggregate amount of Employer Contributions actually taken into account in computing the Average Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over (b) the maximum amount of such contributions permitted by the Average Actual Deferral Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Average Actual Deferral Percentages, beginning with the highest of such percentages).

                                  ARTICLE VII

                                Investment Fund


A.       Investment Fund

         The Fund shall consist of the funds in the Investment Fund, in each of which funds each Member who has any interest therein shall have an undivided proportionate interest. Each Member's undivided proportionate interest in each fund in the Investment Fund shall be measured by the ratio that the portion of his Benefit Account invested in such fund bears to the total portions of all Benefit Accounts of all Members invested in such fund as of the date that such interest is being determined.

         1.       Investment Elections and Transfers

                  (a) Each Participant may elect to have the Employer Contributions made on his behalf invested in funds in the Investment Fund from time to time selected and provided by the Administrative Committee. Such Election shall be made by each Participant in the manner determined by the Administrative Committee upon becoming a Participant and may be changed as determined by the Administrative Committee by uniform rules from time to time adopted. In the event that a Participant elects to change the proportion of future Employer Contributions, the existing assets in his Employer Contributions Account may also be transferred as of that same date so as to be allocated among the Investment Funds in the same proportion as future Employer Contributions are to be allocated or may remain as previously allocated according to the Member's instructions.

                  (b) Each Participant may make a separate election in the same manner as described above which will apply to his combined Matching and Before-Tax Contributions.

         2.       Transfer of Assets

                  The Administrative Committee shall direct the Trustee to transfer moneys or other property from the appropriate Investment Fund to another Investment Fund as may be necessary to carry out the aggregate transfer transactions after the Administrative Committee has caused the necessary entries to be made in the Participant's Benefit Accounts in the Investment Funds and has reconciled offsetting transfer elections, in accordance with uniform rules therefor established by the Administrative Committee.

B.       Valuation and Allocation of Expenses

         As of each Valuation Date, the Trustee shall determine the fair market value of the Trust Fund after first deducting any expenses which have not been paid by the Employers. Unless paid by the Employers, and subject to such limitations as may be imposed by ERISA or other applicable law, all costs and expenses incurred in connection with the general administration of the Plan and the Trust shall be chargeable to the Trust Fund.

C.       Allocation of Earnings and Losses

         As of each Valuation Date, the Administrative Committee, with the assistance of the Trustee, before crediting the Benefit Accounts with Contributions and Forfeitures for that Fiscal Year, shall (a) allocate the net earnings and gains or losses of the Investment Fund since the preceding Valuation Date to each Member's Benefit Accounts in the same proportion that the market value of his account in such fund bears to the total market value of all Member's Benefit Accounts in such fund. For purposes of this section, the Administrative Committee shall adopt uniform rules which conform to applicable law and generally accepted accounting practices.

                                  ARTICLE VIII

                                  Fiduciaries


A.       Named Fiduciaries

         The Administrative Committee shall be the Named Fiduciary of the Plan with authority to control and manage the operation and administration of the Plan, to manage and control Plan assets and to select the Trustee, the Investment Funds and the Investment Manager. The Administrative Committee shall also be the "Administrator" and the "Plan Administrator" with respect to the Plan, as those terms are defined in ERISA ss. 3(16)(A) and in IRC ss. 414(g), respectively.

B.       Employment of Advisors

         A Named Fiduciary, and any fiduciary named by a Named Fiduciary, may employ one or more persons to render advice with regard to any responsibility of such Named Fiduciary or fiduciary under the Plan.

C.       Multiple Fiduciary Capacities

         Any Named Fiduciary and any other fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

D.       Indemnification

         To the extent not prohibited by state or federal law, the Company and Affiliates shall indemnify and save harmless any Named Fiduciary or any employee or director of the Company or an Affiliate, from all claims for liability, loss or damage (including payment of expenses in connection with defense against any such claim) which result from any exercise or failure to exercise any responsibilities with respect to the Plan, other than willful misconduct or willful failure to act.

                                   ARTICLE IX

                              Plan Administration


A.       The Administrative Committee

         1. The Board shall appoint a committee to be known as the "Administrative Committee" whose members shall serve at the pleasure of the Board. The Administrative Committee shall be composed of not less than three, nor more than seven, persons (the majority of whom shall be Participants).

         2. All of the reasonable expenses of the Administrative Committee shall be paid from the Trust unless paid by an Employer. Directors or Employees of the Company or an Affiliate shall receive no compensation for their services rendered to or as members of the Administrative Committee if such directors or Employees receive compensation as full time Employees or directors of the Company or an Affiliate. Any other member of the Administrative Committee may receive compensation for services as a member, to be paid from the Trust to the extent not paid by the Employers.

         3. The Administrative Committee shall act by a majority of its members at the time in office who are eligible to vote on any particular matter, and such action may be taken either by a vote at a meeting or alternatively, by unanimous written consent. The Administrative Committee may authorize in writing any person to execute any document or documents on its behalf, and any interested person, upon receipt of notice of such authorization directed to it, may thereafter accept and rely upon any document executed by such authorized person until the Administrative Committee shall deliver to such interested person a written revocation of such authorization.

         4. A member of the Administrative Committee who is also a Participant shall not vote or act upon any matter relating specifically to himself.

B.       Powers, Duties, etc. of the Administrative Committee

         1. The Administrative Committee shall have the power and discretion to construe the Plan and to determine all questions of fact that may arise thereunder, and any such construction or determination shall be conclusively binding upon all persons interested in the Plan. The
Administrative Committee shall establish and carry out a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA.

         2. Subject to the terms of the Plan, the Administrative Committee shall determine the time and manner in which all elections authorized by the Plan shall be made or revoked.

         3. All applications of the Funds for purposes of payment of benefits or expenses of the Plan shall be made by the Trustee only at the direction of the Administrative Committee.

         4. The Administrative Committee shall have power to make and deal with any investment of the Trust in any manner consistent with the Plan which it deems advisable.

         5. The Administrative Committee shall have all the rights, powers, duties and obligations granted or imposed upon it elsewhere in the Plan.

         6. The Administrative Committee shall exercise all of its responsibilities hereunder in a uniform and nondiscriminatory manner.

C.       Investment Managers

         The Administrative Committee may, by an instrument in writing, appoint one or more persons (each of whom is hereinafter referred to as an "Investment Manager"), as adviser to the Administrative Committee in respect of investment and may, subject to any restrictions upon investment imposed upon the Administrative Committee by any regulation of the Treasury Department relating to the qualified status of the Trust as tax exempt, or by ERISA, delegate to an Investment Manager from time to time the power to manage, acquire and dispose of or to direct the Trustee to manage, acquire and dispose of any Plan assets. Each person so appointed shall be an investment adviser registered under the Investment Advisers Act of 1940, a bank as defined in that Act, or an insurance company qualified to manage, acquire, or dispose of any asset of the Plan under the laws of more than one state. Each Investment Manager shall acknowledge in writing that it is a fiduciary with respect to the Plan. Such appointment and delegation shall be upon such terms and conditions as the Administrative Committee shall approve, and the Administrative Committee may enter into an agreement with each Investment Manager specifying the duties and compensation of such Investment Manager and the other terms and conditions under which such Investment Manager shall be retained. The Administrative Committee shall not be liable for any act or omission of any Investment Manager, and shall not be liable for following the advice of any Investment Manager, with respect to any duties delegated to any Investment Manager. The Administrative Committee may, at any time, terminate the appointment of any Investment Manager.

D.       The Trustee

         The Administrative Committee shall, by an instrument in writing, appoint one or more persons (each of whom is hereinafter referred to as a "Trustee") to serve as trustee of all or a portion of the Trust. Each Trustee shall be subject to direction by the Administrative Committee or an Investment Manager and shall have no discretion with respect to management and control of Plan assets, except to the extent that the instrument appointing such Trustee provides that such Trustee shall have power to manage and control Plan assets. Each Trustee shall accept its appointment by an instrument in writing. The Administrative Committee shall enter into an agreement with each Trustee specifying the duties and compensation of such Trustee and the other terms and conditions under which such Trustee shall serve. The Administrative Committee shall not be liable for any act or omission of any Trustee with respect to any duties delegated to any Trustee.

E.       Compensation

         Each Investment Manager and Trustee shall be paid such reasonable compensation, in addition to their expenses, as shall from time to time be agreed upon by the Administrative Committee and each Investment Manager or Trustee, as the case may be. No individual who receives compensation as a full-time employee of the Company or an Affiliate may receive compensation, other than reimbursement for reasonable expenses, as an Investment Manager or Trustee.

F.       Investment in Qualifying Employer Property

         All or any portion of the Trust may be held in the form of qualifying employer real property and qualifying employer securities as those terms are defined in ERISA ss. 407(d)(4) and ss. 407(d)(5), respectively.

G.       Delegation of Responsibility

         The Administrative Committee may designate persons, including persons other than Named Fiduciaries, to carry out the responsibilities of the Administrative Committee provided for hereunder. The Administrative Committee shall not be liable for any act or omission of a person so designated. To the extent of any such delegation, the delegate shall have the duties, powers, authority and discretion of the Administrative Committee.

H.       Claims Procedure

         1. If any claim for benefits under the Plan is wholly or partially denied, the claimant shall be given notice in writing within a reasonable period of time after receipt of the claim by the Plan (not to exceed 90 days after receipt of the claim, or if special circumstances require an extension of time, written notice of the extension shall be furnished to the claimant and an additional 90 days will be considered reasonable) by registered or certified mail of such denial, written in a manner calculated to be understood by the claimant, setting forth the following information:

                  (a)      the specific reasons for such denial;

                  (b) specific reference to pertinent Plan provisions on which the denial is based;

                  (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (d)      an explanation of the Plan's claim review procedure.

         2. The claimant also shall be advised that he or his duly authorized representative may request a review by the Plan Administrator of the decision denying the claim by filing with the Plan Administrator, within 60 days after such notice has been received by the claimant, a written request for such review, and that he may review pertinent documents, and submit issues and comments in writing within the same 60-day period. If such request is so filed, such review shall be made by the Plan Administrator within 60 days after receipt of such request, unless special circumstances require an extension of time for processing, in which case the claimant shall be so notified and a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review.

         3. The claimant shall be given written notice of the decision resulting from such review, which notice shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.

                                   ARTICLE X

                                   Amendment


         The Board shall have the right at any time to amend the Plan in whole or in part, by an instrument in writing, effective retroactively or otherwise, provided, however, that no amendment shall:

         1. authorize any part of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries (excepting only such amounts as may revert to or become the property of the Company or a Participating Affiliate as provided in Section A of Article XII hereof);

         2. decrease the accrued benefits of any Participant or his Beneficiary under the Plan (excepting only such amounts as may revert to or become the property of the Company or a Participating Affiliate as provided in Section A of Article XII hereof);

         3.       reduce the vesting percentage of any Participant;

         4. change the vesting schedule, unless each Participant having not less than three Years of Service is permitted to elect, within a reasonable period specified by the Administrative Committee after the adoption of such amendment, to have his vesting percentage computed without regard to such amendment; or

         5. eliminate an optional form of benefit within the meaning of IRC ss. 411(d)(6) with respect to benefits which have already accrued.

         Notwithstanding anything in this Plan to the contrary, the CEO of the Company shall have the authority to grant pre-employment credited service for vesting and eligibility purposes under the Plan to new employees of the Company or any affiliate of the Company employed in connection with an acquisition of one or more stores for service accrued by such acquired employees while employed by the seller of such store or stores by providing prior written notice to the Administrative Committee.

                                   ARTICLE XI

                        Discontinuance of Contributions
                          and Termination of the Plan


A.       Right of the Company to Terminate the Plan or Discontinue
         Contributions

         The Company has established the Plan as a permanent plan with the bona fide intention and expectation that from year to year it will be able to and will deem it advisable to continue it in effect and to make contributions as herein provided. However, the Company, acting through its Board, reserves the right to terminate the Plan by an instrument in writing approved under the Company's Articles or Bylaws or under state law governing the Plan delivered to the Administrative Committee.

B. Determination of Date of Complete or Partial Termination or Complete Discontinuance of Contributions

         The date of complete or partial termination of the Plan, or complete discontinuance of contributions under the Plan, shall be established by the Administrative Committee in accordance with the directions of the Board (if then in existence) and in accordance with applicable law.

C. Effect of Complete or Partial Termination or Complete Discontinuance of Contributions

         1.       As of the date of partial termination of the Plan:

                  (a) the accrued benefit of each affected Participant shall be nonforfeitable; and

                  (b) no further contributions or allocations of forfeitures shall be made after such date with respect to each affected Participant.

         2. As of the date of complete termination of the Plan, or the complete discontinuance of contributions under the Plan:

                  (a) the accrued benefit of each Participant who is employed on the date of such complete termination of the Plan or such complete discontinuance of contributions under the Plan shall be nonforfeitable;

                  (b) no further contributions or allocations of forfeitures shall be made after such date; and

                  (c) no Employee shall become a Participant after such date.

         3. All of the other provisions of the Plan shall remain in effect unless amended.

                                  ARTICLE XII

                            Miscellaneous Provisions


A.       Exclusive Benefit of Participants

         All contributions made by an Employer are conditional upon qualification of the Plan under IRC ss. 401(a) and upon deductibility under IRC ss. 404.

         Notwithstanding anything in the Plan to the contrary, it shall be prohibited at any time for any part of the Fund (other than such part as is required to pay taxes and administration expenses) to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries, except that upon the direction of the Administrative Committee
(a) any contribution made by an Employer by a mistake of fact shall be returned to an Employer within one year after the payment of the contribution; (b) any contribution shall be returned to the Employer within one year after the denial of initial qualification of the Plan under IRC ss. 401(a), if the application for initial qualification determination is filed by the due date of the Employer's return for the taxable year in which the Plan is adopted; (c) any contribution shall be returned to the extent disallowed as a deduction under IRC ss. 404 within one year after the disallowance of the deduction; and (d) any contribution which would otherwise be an excess contribution (as defined in IRC ss. 4979(c)) may be returned to the extent necessary as a correcting distribution to avoid payment of an excise tax on such excess contributions.

B.       Plan Not a Contract of Employment

         The Plan is not a contract of employment, and the terms of Employment of any Employee shall not be affected in any way by the Plan or related instruments except as specifically provided therein.

C.       Source of Benefits

         Benefits under the Plan shall be paid or provided for solely from the Trust, and the Employers assume no liability therefor.

D.       Benefits Not Assignable

         Benefits provided under the Plan may not be assigned or alienated except (1) to the extent provided in a Qualified Domestic Relations Order and except upon withdrawal pursuant to Section J of Article III hereof, (2) to reduce the benefit of a Participant who has breached his fiduciary duty to, or committed criminal acts against, the Plan, or as otherwise provided by regulations or rulings issued by the Treasury Department.

E.       Benefits Payable to Minors, Incompetents and Others

         In the event any benefit is payable to a minor or an incompetent or to a person otherwise under a legal disability, or who, in the sole discretion of the Administrative Committee, is by reason of advanced age, illness or other physical or mental incapacity incapable of handling and disposing of his property, or otherwise is in such position or condition that the Administrative Committee believes that he could not utilize the benefit for his support or welfare, the Administrative Committee shall have discretion to apply the whole or any part of such benefit directly to the care, comfort, maintenance, support, education or use of such person, or pay the whole or any part of such benefit to the parent of such person, the guardian, committee, conservator or other legal representative, wherever appointed, of such person, the person with whom such person is residing, or to any other person having the care and control of such person. The receipt by any such person to whom any such payment on behalf of any Participant or Beneficiary is made shall be a sufficient discharge therefor.

F.       Merger

         The merger or consolidation of the Company with any other person, or the transfer of the assets of the Company to any other person, or the merger of the Plan with any other plan shall not constitute a termination of the Plan.

         The Plan may not merge or consolidate with, or transfer any assets or liabilities to, any other plan, unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

G.       Participation in the Plan by an Affiliate

         1. By appropriate corporate action, any Affiliate may adopt the Plan. Such Affiliate shall determine the classes of its Employees who shall be Eligible Employees.

         2. By appropriate corporate action, a Participating Affiliate may terminate its participation in the Plan and at any time may re-determine which classes of its Employees shall be Eligible Employees.

         3. By appropriate corporation action, a Participating Affiliate may withdraw from the Plan and the Trust. Such withdrawal shall be deemed an adoption by such Participating Affiliate of a plan and trust identical to the Plan and the Trust, except that all references to the Company shall be deemed to refer to such Participating Affiliate. At such time and in such manner as the Company directs, the assets of the Trust allocable to Employees of such Participating Affiliate shall be transferred to the Trust deemed adopted by such Participating Affiliate.

         4. A Participating Affiliate shall have no power with respect to the Plan except as specifically provided herein.

H.       Expenses

         All expenses of the Plan and the Trust shall be paid from the Trust unless paid by an Employer.

I.       Benefits Under Other Plans

         The benefits of a Participant who terminates participation under other plans shall be determined under the provisions of such plans, whichever is applicable.

J.       Controlling Law

         The Plan is intended to qualify under IRC " 401(a) and comply with ERISA and its terms shall be interpreted accordingly. Otherwise, the laws of the State of Florida shall control the interpretation and performance of the terms of the Plan.

K.       No Age Limit

         A Participant will not be excluded from participation under the Plan on account of the attainment of a specified age, other than by reason of attaining age 21, nor will benefit accruals or allocations to a Participant's account be reduced or discontinued on account of attainment of a specified age.

L.       Uniformed Services Employment and Re-Employment Rights Act

         Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with IRC ss. 414(u).

                                  ARTICLE XIII

                              Top-Heavy Provisions


         This Article shall become effective in any Plan Year in which the Plan is considered to be a Top-Heavy Plan as determined in Section A of this Article.

A.       Determination of Top-Heavy Status

         1. The Plan will be considered a Top-Heavy Plan for any Plan Year if as of the Valuation Date which is on the Determination Date, the aggregate of the accounts of Key Employees under the Plan exceeds 60 percent of the aggregate of the accounts for all Participants unless the Plan is part of a required or permissive aggregation group which is not top heavy.

         2. The Plan will be considered a Top-Heavy Plan for the Plan Year if on the Determination Date the Plan is part of a required aggregation group and the required aggregation group is top heavy.

         3. For purposes of this Article, required aggregation group means each plan of the company and affiliates in which a Key Employee is a Participant and each other plan of the company and affiliates which enables any plan, in which a Key Employee participates, to meet the requirements of IRC ss.ss. 401(a)(4) or 410.

         4. For purposes of this Article, permissive aggregation group consists of plans of the company that are required to be aggregated and one or more other plans that satisfy the requirements of IRC ss.ss. 401(a)(4) and 410 when considered together with the required aggregate group.

         5. For purposes of this Article, if a Participant has not received any compensation from the Employer or any Affiliate maintaining the Plan at any time during the five-year period ending on the Determination Date, the account balance of such Participant shall not be considered.

         6. For purposes of this Article, the amount of the account of any Participant shall be increased by the aggregate distributions made with respect to such Participant under the Plan during the five-year period ending on the Determination Date. This shall include distributions under any terminated plan, which, if it had not been terminated, would have been required to be included in an aggregation group.

         7. If any Participant is a non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's account balance shall not be taken into account for purposes of determining top-heavy status under this Article.

         8. For purposes of this Article, Key Employee is determined pursuant to IRC ss. 416(i).

         9. Solely for determining if the Plan will be considered a Top-Heavy Plan, the aggregate of the accounts of the non-Key Employees shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company and Affiliates, or (b) if there is not such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the functional accrual rate of IRC ss. 411(b)(1)(C).

B.       Minimum Benefits

         For each Plan Year in which the Plan is top heavy, each non-Key Employee Participant eligible for a contribution or other non-Key Employees required to be included pursuant to IRC ss. 416(c)(2), shall receive a minimum contribution (including forfeitures) of the lesser of 3% of Compensation or the highest percent contributed under the Plan for any Key Employee for such Plan Year. Non-Key Employees who are eligible to be Participants but are not because they did not make Regular Contributions shall receive the minimum contribution in any Plan Year in which one is required under this Article. Account balances attributable to required minimum contributions under this Article shall not be forfeited due to the withdrawal of a non-Key Employee of his Regular Contributions. Neither Before-Tax Contributions nor Matching Contributions may be taken into account for the purpose of satisfying the minimum contribution requirements of this Section B."

C.       Maximum Compensation

         For any Plan Year in which the Plan is top heavy, the compensation limitation of IRC ss. 416(d) shall apply. Compensation for this purpose is the same as defined under IRC ss. 415.

D.       Minimum Vesting

         1. For any Plan Year in which the Plan is top heavy, the following vesting schedule shall be applied to the extent such schedule provides a higher vesting percentage than the vesting schedule under Section A of Article IV:

                           Completed Years                   Vesting
                             of Service                     Percentage
                           ---------------                  ----------
                             1 or less                           0%
                                 2                              20%
                                 3                              40%
                                 4                              60%
                                 5                              80%
                                 6                             100%

         2. For any Plan Year in which the Plan is not top heavy after a Plan Year in which the Plan is top heavy, the vesting schedule under Section A of Article IV shall apply;

provided, however, that the vesting percent of a Participant shall never be lower than the percent obtained under this Schedule during a Top-Heavy Year and a Participant with at least three years of Vesting Service during a Top-Heavy Plan Year shall have the Vesting Schedule of this Section apply.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed in its name by its proper officers and its corporate seal to be hereto affixed effective as of October 10, 2001.


                                    WINN-DIXIE STORES, INC.


                                    By:
                                       ----------------------------------------
                                       Its President


                                    Attest:
                                           ------------------------------------
                                           Its Assistant Secretary


(CORPORATE SEAL)